2001 Semi-Annual Report

PENNSYLVANIA MUTUAL FUND ROYCE MICRO-CAP FUND ROYCE TOTAL RETURN FUND ROYCE LOW-PRICED STOCK FUND ROYCE OPPORTUNITY FUND ROYCE PREMIER FUND ROYCE TRUST & GIFTSHARES FUND ROYCE SELECT FUND

www.roycefunds.com

THE ROYCE FUNDS ROAD MAP
TWO DISTINCT MARKETS

For more than 25 years, Royce & Associates has utilized a disciplined value approach to invest in small-cap companies. We believe that the small-cap universe is comprised of two distinct markets, small- and micro-cap, and that each requires a distinct investment strategy.

MICRO-CAP

The micro-cap segment (companies with market caps less than $400 million) provides many choices (more than 6,300 companies), yet faces significant trading difficulties, including limited trading volumes and high volatility. Therefore, we broadly diversify most of the Funds’ portfolios investing in this segment by holding relatively smaller positions in most securities.

SMALL-CAP

The upper tier of the small-cap universe (companies with market caps between $400 million and $2 billion) is more efficient, offering greater trading volume and narrower bid/ask spreads. Therefore, we use a more concentrated approach in this tier, holding larger positions in a relatively limited number of securities.

PORTFOLIO APPROACH
	Broadly Diversified	Concentrated

Small-Cap Companies		Royce Premier Fund

Small- and Micro-Cap Companies	Pennsylvania Mutual Fund Royce Total Return Fund Royce Low-Priced Stock Fund Royce Opportunity Fund	Royce Trust & GiftShares Fund Royce Select Fund

Micro-Cap Companies	Royce Micro-Cap Fund

BROADLY DIVERSIFIED FUNDS	CONCENTRATED FUNDS

Pennsylvania Mutual Fund – our flagship fund managed by Chuck Royce since 1972 that invests in small- and micro-cap companies.

Royce Micro-Cap Fund – a portfolio that selects companies with market capitalizations below $400 million that meet its pricing and valuation criteria.

Royce Total Return Fund – a small- and micro-cap portfolio that invests in dividend-paying companies.

Royce Low-Priced Stock Fund – a portfolio that invests primarily in small- and micro-cap companies trading at less than $20 per share at the time of purchase.

Royce Opportunity Fund – a small- and micro-cap portfolio incorporating an opportunistic value approach.

Royce Premier Fund – a portfolio selected almost exclusively from the upper tier of small-cap, whose top 35 holdings represent approximately 80% of the portfolio’s equities.

Royce Trust & GiftShares Fund – a small- and micro-cap portfolio for gifting and estate-planning that allows a donor to combine the advantages of a trust with the benefits of a mutual fund.

Royce Select Fund – a small- and micro-cap portfolio for qualified investors that incorporates an all-inclusive performance management fee.

THE ROYCE FUNDS

SEMI-ANNUAL REPORT REFERENCE GUIDE

For more than 25 years, our approach has focused on evaluating a company’s current worth — our assessment of what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market. This analysis takes into consideration a number of relevant factors, including the company’s future prospects. We select these securities using a risk-averse value approach, with the expectation that their market prices should increase toward our estimate of the current worth, resulting in capital appreciation for Fund investors.
Letter to Our Shareholders:
Risky Business, As Usual... Half Way Home?	2

Fund Focus: Pennsylvania Mutual Fund	8

What’s New at www.roycefunds.com	9

Small-Cap Market Cycle Performance	10

Performance Highlights	11

Performance and Portfolio Review: Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Total Return Fund, Royce Low-Priced Stock Fund, Royce Opportunity Fund, Royce Premier Fund, Royce Trust & GiftShares Fund and Royce Select Fund	12

Updates and Notes	28

Schedules of Investments and Other Financial Statements	29

Postscript: The Style That Would Be King	Inside Back Cover

AVERAGE ANNUAL TOTAL RETURNS Through June 30, 2001
FUND	YEAR-TO-DATE 2001*	1-YEAR	3-YEAR	5-YEAR	10-YEAR/SINCE INCEPTION (DATE)
BROADLY DIVERSIFIED FUNDS

Pennsylvania Mutual Fund**	30.72%	30.72%	12.22%	15.46%	13.62%	†
Royce Micro-Cap Fund**	23.21	28.17	14.09	15.44	17.12	12/31/91
Royce Total Return Fund	14.00	31.85	10.51	14.50	15.67	12/15/93
Royce Low-Priced Stock Fund	23.64	34.46	20.89	19.67	19.26	12/15/93
Royce Opportunity Fund**	19.54	21.04	22.73	n.a.	22.27	11/19/96

CONCENTRATED FUNDS

Royce Premier Fund	8.34	21.55	11.65	14.47	14.23	12/31/91
Royce Trust & GiftShares Fund**	19.72	24.29	26.03	25.58	26.11	12/27/95
Royce Select Fund	16.80	24.38	n.a.	n.a.	29.36	11/18/98

RUSSELL 2000	6.94	0.66	5.32	9.62	13.50	n.a.

†Pennsylvania Mutual Fund’s 25-year average annual total return for the period ended 6/30/01 was 16.17%.
* Not annualized.
**All performance and risk information reflects Investment Class results. Shares of the Funds’ Consultant Class and Institutional Service Class bear an annual distribution expense, and Consultant Class Shares are subject to a deferred sales charge, neither of which are borne by the Investment Class.

LETTER TO OUR SHAREHOLDERS

Charles M. Royce, President

What makes a small-cap company small? And why do The Royce Funds’ focus solely on this area of the market?

Company size is most commonly defined by market capitalization, which is the number of shares that a company has outstanding multiplied by its current share price.

According to Satya Pradhuman, Director of Small Stock Research at Merrill Lynch, small-cap companies are currently those with market caps less than $2 billion. Not only is this market cap definition considerably higher than when we began managing Pennsylvania Mutual Fund in the early 1970s, but it is also reflects the significant changes that have taken place within this universe. When we began, small-cap companies were those with market caps less than $200 million. By the mid-1980s, the small-cap market cap ceiling had risen to $1 billion and by the mid-1990s, to $1.5 billion.

(cont’d on page 4)

RISKY BUSINESS, AS USUAL

A review of the attitudes that have dominated commentary about the stock market over the last year and a half reveals drastic extremes. The perspective shifted from the perpetual sunshine of the late ’90s to the more recent image of a market in ruins. Neither view seems quite right to us. While there’s no denying the euphoria that existed two years ago or the sense of panic that has afflicted many investors during the last year, our own perspective on the markets has been a bit more restrained. We never subscribed to the theory that “The Business Cycle is Dead,” nor do we now believe in “The End of Equity Investing.” It seems to us that both equity investing and the inevitability of cycles (whether in business or the market) remain alive and well.

     What, then, have the events of the last 18 months meant? Perhaps a return to that seemingly unusual state of affairs, Business As Usual. The bursting Internet bubble in March 2000 took much of the Technology sector, especially telecommunications stocks, down with it. The ensuing bear market that drove stock prices down throughout the market looked to us like the typical aftermath of a period of fevered speculation and unrealistic expectations. We were hardly euphoric to see the arrival of an extended down market, but we were not shocked. We thought that the excesses had to be wrung out if the market was to return to more realistic valuations; that seems to be exactly what took place between March of last year and April of this one. However, negative perceptions about the market may prove more resilient than the bear market itself. While there is still reason to be concerned about the overall health of stocks — recession remains a possibility, many large-cap stocks continue to struggle and many large companies still look overvalued to us — we think that the worst may be over, at least for many non-Technology companies. In fact, the most remarkable development so far this year has been how unremarkable the behavior of the stock market has been. Year-to-date returns have been generally low, markets have been volatile and the outlook is uncertain. To long-term investors, it all feels very familiar.

2 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001

SMALL BALL

     Of course, nothing about a more familiar market environment would suggest an inherent advantage for small-cap stocks. The prelude to this environment, however, helps to explain small-cap’s recent outperformance over large-cap. Not being the primary beneficiaries of the latter stages of the bull market, small-caps had less value to give back in the correction. In addition, large-cap Tech — the dominant market sector through the late ’90s — generally grew more rapidly than small-cap Tech. As many of these speculative Technology issues fell out of favor, investors began to reconsider traditional valuation criteria such as earnings and cash flow. This worked to the advantage of small-caps, as their valuations appeared in general to be more attractive than those of large-cap stocks. While small-cap’s recent returns have not matched the gaudy highs many large-caps reached in the late ’90s, performance has been steady, much like a baseball team that scores runs playing “small ball,” regularly hitting singles rather than relying on home runs. The upshot is that the small-cap Russell 2000 index has outperformed the large-cap S&P 500 in every month so far in 2001. It also outpaced the S&P 500 for the fourth consecutive quarter, a time period that included two negative performance quarters for each index — the fourth quarter of 2000 and the first quarter of 2001.

We never subscribed to the theory that “The
Business Cycle is Dead,” nor do we now
believe in “The End of Equity Investing.” It
seems to us that both equity investing and the
inevitability of cycles (whether in business or
the market) remain alive and well.

     Although small- and large-cap alike began this year in the red, each rebounded in the second quarter. With a return for the quarter of 14.4%, the Russell 2000 had its best showing since 1999’s fourth quarter, while the S&P 500’s return of 5.9% also marked its best quarter over the same period. Year-to-date through 6/30/01, the Russell 2000 was up 6.9% versus a decline of 6.7% for its large-cap counterpart. More significant from our point of view was the Russell 2000’s outperformance over the S&P 500 from their respective peaks on 3/9/00 and 3/24/00 through 6/30/01 (–13.8% for the Russell 2000 versus –18.6% for the S&P 500), and from this year’s market low on 4/4/01 (+21.0% and +11.3%, respectively).

				THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001 | 3
SMALL-CAPS ENJOYED YEAR-TO-DATE AND MARKET CYCLE LEAD
	YTD THRU 6/30/01	2000 Peak- to-Current	2000 Peak Date

Russell 2000	6.94%	–13.79%	3/9/00

S&P 500	–6.70%	–18.63%	3/24/00

Nasdaq Composite	–12.52%	–57.19%	3/10/00

In spite of changing definitions, small-caps have always represented the largest domestic equity universe in terms of number of companies. Today, there are approximately 8,000 companies with market caps less than $2 billion. The small-cap sector accounts for 90% of the domestic equity investment universe, but only 10% of the total domestic market capitalization. The sheer size of the small-cap universe ensures plenty of investment opportunities and plenty of investment potential. As we often remark to investment advisors and consultants, if a relatively small amount of the money invested in large-cap stocks — 2% or 3% — were shifted into the small-cap sector, it could have a potentially dramatic effect on overall investment results.

As obvious as the market cap increase has been, perhaps more significant is the recognition now given to small-caps. Small-cap is regarded as a separate asset class complete with its own benchmark indices, its own distinct performance and its own asset allocation allotment. We believe that the asset class has evolved even further, that it is really two markets (small- and micro-cap) in one, each requiring a separate investment strategy. (See Inside Front Cover for a complete discussion.)

(cont’d on page 6)	LETTER TO OUR SHAREHOLDERS

    Elsewhere in the market, it seems as though the mighty have fallen and can’t get up: The formerly formidable Nasdaq Composite, still dominated by the Tech-heavy Nasdaq 100, recovered somewhat, up 17.4% in the second quarter. For the year-to-date period ended 6/30/01, however, the Composite was down 12.5% and was still more than 57% off its previous peak on 3/10/00. The ongoing difficulties of large-cap Tech and the relatively strong performance of smaller companies over the last 18-month period underscore our belief that the market cycle that began in March 2000 can continue to favor small-cap. We also believe that it could take five years or more for the Nasdaq Composite to regain its March 2000 peak; after all, it took the “Nifty Fifty” nearly nine years to recover from its crash in 1974.

TRUE VALUE
    We think that small-cap’s leadership is good news for value investors, especially in light of increased market volatility and depressed Technology stock prices. Within small-cap, insurance and retail, traditional value stalwarts, continued to perform well, as did companies in the defense and aerospace industries. The reflects a growing interest in company quality, a welcome occurrence in the midst of a correction. These developments have been encouraging because they indicate to us that small-cap value’s success has not been a short-term phenomenon: The second quarter of 2001 marked the seventh consecutive quarter in which the Russell 2000 Value index posted positive performance. eked In fact, after spending a few years being perceived as the Weakest Link of investment styles, the most recent results for small-cap value would silence even acerbic hostess Anne Robinson. The Russell 2000 Value index out a positive return of 1.0% versus a loss of 15.2% for the Russell 2000 Growth index in the generally bearish first quarter. As would be expected, in the more robust second quarter, value lost some ground to growth, up 11.7% versus a gain of 18.1%, but year-to-date through 6/30/01, the Russell 2000 Value index stayed ahead of the Russell 2000 Growth index, 12.8% versus 0.2%. Value also held a substantial performance edge over growth from the small-cap peak on 3/9/00 through 6/30/01, up 32.4% versus a loss of 40.5% for the growth index.

In terms of our own recent history, we were never
as dumb as we may have looked between 1997–
1999, and we certainly did not become graced with
genius in March of 2000. Nothing about the way
we invest has changed, only the perception of it.

4 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001

ON A ROLL

     None of the good news in small-cap investing or within value would mean very much if The Royce Funds’ performance year-to-date, as well as from the most recent small-cap peak, was not worth talking about. Year-to-date through 6/30/01, all of The Royce Funds outperformed the Russell 2000 and all were also ahead of their benchmark from the 3/9/00 small-cap market peak. Performance has also been consistent in the first half in that each Fund outperformed the Russell 2000 in the first-quarter downturn and all but Royce Total Return Fund equaled or outperformed the benchmark in the second quarter.

     Through 2001’s first half, Royce Fund portfolios with more exposure to micro-cap companies — Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Low-Priced Stock Fund, Royce Opportunity Fund, Royce Trust & GiftShares Fund and Royce Select Fund — held performance advantages over those without that exposure, a somewhat surprising development, considering the typically higher volatility of micro-cap securities. This is the mirror image of the second half of last year, in which micro-caps were sluggish and small-caps shined.

     As gratifying as this year’s performance has been, we typically focus more on long-term results. We are pleased to report that here the news was just as good: All of The Royce Funds then in existence outperformed the Russell 2000 for the one-, three- and five-year periods ended 6/30/01. Perhaps best of all, three- and five-year outperformance was achieved with lower overall volatility than the Russell 2000. (For more complete discussions of Fund performance, see pages 12 – 27. For a more complete discussion of volatility, see page 28.)

THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001 | 5

Our affinity for small-caps dates back to our early days in the investment management business when the market was filled with small-cap opportunities. At the time, the stock market had suffered considerable price deterioration not unlike what the Technology sector has experienced over the last 18 months.

Excellent small-cap companies at deeply discounted prices were plentiful in the early 1970s, so we made our commitment and never looked back. We discovered that being focused gave us advantages over those who only occasionally dabbled in the sector — more familiarity with the companies, greater insight into the trading practices unique to the universe and a better understanding of the risks and reward potential and how both play out.

In investing, it’s important to focus on what you do best. We believe that the domestic small-cap universe will continue to be an evergreen area for investment. When we arrive each morning, we go about our work in this large and diverse sector with a consistent, disciplined investment approach. Sticking with what has worked is one of the primary reasons why The Royce Funds invest primarily in small- and micro-cap stocks.	LETTER TO OUR SHAREHOLDERS

BE TRUE TO YOUR SCHOOL

     Recent successes have led many commentators to anoint value managers as the new high priests of the stock market. We’re more amused than flattered by all of the sudden attention that our approach has been receiving. At the end of 1997, conventional wisdom held that if investors were not investing in large-cap index funds, they were missing out. In 1999, while large-cap indexing was still doing well, the real action was in Internet stocks. Throughout both periods, the wisdom, if not the viability, of value investing was questioned. However, during the current market cycle and for the three- and five-year periods ended 6/30/01, returns for our Funds compared favorably to those other styles and indices that some thought had rendered our quaint ways obsolete.

     Regardless of approach, absolute returns over long-term periods and full market cycles are the standards by which we think the effectiveness of a style should be judged — not what’s working right now, even if that happens to be value investing. In terms of our own recent history, we were never as dumb as we may have looked between 1997 and 1999, and we certainly did not become graced with genius in March of 2000. Nothing about the way we invest has changed, only the perception of it.

     We readily admit that it took longer than we thought for value investing to re-emerge, but we were confident that the stock market would once again reward an approach that emphasized risk management, especially in the small-cap universe. We think that the virtues of active small-cap management, which puts a premium on stock picking and deep knowledge of companies, should remain apparent throughout the current period. And rest assured that when the next hot trend captivates the fickle affections of market pundits, we will still be investing much the same way.

6 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001

HALF WAY HOME?
     Our view is that the worst of the bear market is behind us. However, we do not see the return of the rampaging bull any time soon. Instead, we think that overall returns will be positive, but low, with volatility playing a significant role in stock market behavior, as it historically has. One positive lesson to be drawn from the bear market was that investors were not phobic about stocks, they were phobic about losing money...perhaps they have become foxhole converts to value investing. Investors (wisely, we think) refused to abandon the stock market.

     The year’s half-way point finds us in a sweet spot for value investing. There is a fortuitous balance between sectors that are still doing well, such as insurance and biotechnology, and those that many investors are neglecting, such as semiconductors and computers. We continue to root out what we think are well-run, financially solid companies that have been disproportionately hurt by market sell offs. We are comfortable with our business buyer’s approach as we look toward the volatile months ahead.

     We appreciate your continued support.

     Sincerely,

(l-r) Charlie Dreifus, Jack Fockler, Buzz Zaino, Whitney George, Chuck Royce
Charles M. Royce President	W. Whitney George Vice President	Jack E. Fockler, Jr. Vice President
July 31, 2001

P.S. We are pleased to announce that Royce & Associates, Inc. has agreed to a partnership with Legg Mason, Inc., a public holding company that provides asset management, securities brokerage, investment banking and related financial services through its subsidiaries. Legg Mason has agreed to purchase Royce & Associates, Inc., the Adviser to The Royce Funds. Shareholders should soon receive a Proxy Statement asking to approve the new investment advisory agreement. We ask that you read it carefully and vote promptly.

THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001 | 7

FUND FOCUS

VALUABLE HISTORY
T

he history of The Royce Funds is in many ways reflected in the history of Pennsylvania Mutual Fund, our flagship fund and the first portfolio that Chuck Royce managed. PMF’s history has mirrored our development as an investment management firm over the last three decades.

than $400 million, remained under-followed and somewhat ignored by Wall Street. The end result was a small-cap market that was two markets in one.

     In response to these changes, we began to refine Pennsylvania Mutual Fund’s approach. By combining the approaches that we were developing in Royce Premier Fund and Royce Micro-Cap Fund, we sought to offer investors the benefits of owning both small- and micro-cap stocks. Our belief was that each sector would perform differently, but that each was potentially capable of providing attractive long-term average annual total returns. Always trying to effectively manage risk, we limited our selections in the upper tier of the small-cap market to only those companies in which we had the highest confidence, generally those with what we regarded as very strong business characteristics (the same approach that we use in Royce Premier Fund). In the micro-cap sector, where companies tended to be both more volatile and potentially more profitable, we employed a broadly diversified approach, similar to what we use in Royce Micro-Cap Fund. This dual approach co uld allow PMF to actively invest in the full range of the large and diverse small-cap market with below-average volatility. (See the table below for PMF’s volatility scores).

     Year-to-date, we have seen different performance patterns from the two sectors, as small-cap companies in general turned in low, though positive, returns, while micro-cap stocks in general showed more dynamic performance. Interestingly, this pattern is the mirror image of the last six months of 2000, when micro-cap returns were in the single digits while more robust performance came from small-caps. Pennsylvania Mutual Fund steered a course through the middle, up 17.7% year-to-date and 30.7% for the one-year period ended 6/30/01. (See the table below for more complete performance information). Our hope is that our flagship sails smoothly, successfully navigating these waters in the future.

     When Chuck first assumed management of the Fund in November 1972, he maintained its previous style, which could best be described as speculative growth. After a painful period of negative performance, he began to re-evaluate his own investment approach in Pennsylvania Mutual Fund. More attention began to be paid to preserving capital, which led him to look for companies with strong balance sheets, solid records of growth and the ability to generate free cash flow, characteristics that remain a critical part of our stock selection process.

     He also decided to limit PMF’s focus to small-cap stocks. At the time, many observers scoffed at the idea that seeking to invest in well-run small-cap businesses trading at undervalued prices could be a valid, all-weather investment approach. Chuck was part of a small group of managers who thought otherwise and whose conviction was repaid in the form of strong average annual total returns from 1975 – 1989.

     During this period, little changed about the Fund’s small-cap value approach. The ’90s, however, brought substantial changes to the small-cap world. The proliferation of equity mutual fund offerings, the growing popularity of small-cap investing and the significant expansion of what constitutes a small-cap company all contributed to a changed landscape. Small-cap stocks were now attracting a great deal of attention from money managers and individual investors alike. Prior to the ’90s, many small-cap stocks had received little, if any, institutional attention. Gradually, however, the upper range of small-caps took on all the attributes of a recognized asset class, with regular Wall Street coverage, higher trading volumes and narrower bid/ask spreads. On the other hand, the smallest capitalization companies – micro-caps – those with market caps of less

PMF VS. RUSSELL 2000: PERFORMANCE AND VOLATILITY COMPARISON
	AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2001						VOLATILITY SCORES 20-YEARS ENDED JUNE 30, 2001
	YTD†	1-Year	3-Year	5-Year	10-Year	20-Year	Beta	Standard Deviation

Pennsylvania Mutual Fund**	17.73%	30.72%	12.22%	15.46%	13.62%	13.83%	0.66	13.28

Russell 2000	6.94	0.66	5.32	9.62	13.50	11.67	0.98	19.06
†	Not Annualized.
**	All performance reflects Investment Class results. Shares of the Fund’s Consultant Class bear an annual distribution expense and are subject to a deferred sales charge that are not borne by the Investment Class.

All performance information is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares may be worth more or less than their original value when redeemed. Pennsylvania Mutual Fund invests primarily in securities of small- and micro-cap companies that may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the Prospectus). Please see page 28 for a description of beta and standard deviation.

8 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001

WHAT’S NEW ATwww.roycefunds.com

NEW WEBSITE SUCCESSFULLY LAUNCHED ON MAY 14
We hope that your online experience at the new www.roycefunds.com has improved, given its simplified navigation, enhanced content and new interactive services — especially for those direct fund shareholders who use Royce Online Account Access.
ROYCE ONLINE ACCOUNT ACCESS GETS UPGRADED
We’ve added several new features to Royce Online Account Access, including simplified access and new service options:

Click here to access new features now available to shareholders on our newly re-designed website.

NEW OPTIONS
  View your Account Registration
  Change your address on your Account Registration*
  Order a Duplicate Account Statement
  Order Duplicate Tax Forms
  View Average Cost Information
  View Beneficiary Information on IRA accounts
  View Year-to-Date Tax Summary
* A redemption restriction of 30 days applies.	USERS CONTINUE TO HAVE ACCESS TO THESE EXISTING SERVICE OPTIONS:
  View Your Most Recent Account Value
  View Your Account History
  Make Additional Purchases (where applicable)
  Exchange Fund Shares (where applicable)
  Redeem Fund Shares (where applicable)

If you have any questions about the new Royce Online Account Access, please call Investor Services at (800) 221-4268, between 8:30 a.m. and 5:30 p.m. Eastern time.

We encourage you to visit www.roycefunds.com, and we welcome your feedback. You may e-mail us through our website, or you may contact Heather MacLeod, Director of e-Marketing, directly at (212) 508-4562, or heather@roycenet.com.

THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001 | 9

SMALL-CAP MARKET CYCLE PERFORMANCE

Since the Russell 2000’s inception in 1979, value has outperformed growth in five of the six full small-cap market cycles (defined as a move of 15% from a previous peak or trough). The last small-cap market cycle (4/21/98 – 3/9/00) was the exception. The current cycle represents what we believe is a return to more historically typical performance in that value has provided a significant advantage in the opening period downturn (3/9/00 – 4/4/01) and through June 30, 2001.

	PEAK-TO-PEAK 4/21/98 – 3/9/00	PEAK-TO-TROUGH 3/9/00 – 4/4/01	PEAK-TO-CURRENT 3/9/00 – 6/30/01
Russell 2000	26.3%	–28.8%	–13.8%
Russell 2000 Value	–12.7	14.7	32.4
Russell 2000 Growth	64.8	–54.0	–40.5
BROADLY DIVERSIFIED FUNDS
Pennsylvania Mutual	0.7	11.7	36.5
Royce Micro-Cap	10.7	1.2	26.6
Royce Total Return	–5.4	20.8	40.3
Royce Low-Priced Stock	18.8	12.7	45.7
Royce Opportunity	43.3	0.9	21.8
CONCENTRATED FUNDS
Royce Premier	8.3	3.6	24.4
Royce Trust & GiftShares	54.0	–4.6	25.7
Royce Select	n.a.	1.1	26.6

PEAK-TO-TROUGH: Not only did value outperform growth (as measured by the Russell 2000 style indices), but it provided positive performance during the downdraft. All Royce Funds outperformed the Russell 2000 in this period. Especially noteworthy performances were turned in by Pennsylvania Mutual Fund, Royce Total Return Fund and Royce Low-Priced Stock Fund, all of which posted double-digit positive results for the period.

PEAK-TO-CURRENT: Through June 30, 2001, value maintained a sizeable lead over growth. Again, all Royce Funds held performance advantages over the Russell 2000 and all have provided positive performance. Interestingly, our most conservative offering, Royce Total Return Fund, was our 2nd best performer, gaining 40.3%, trailing only Royce Low-Priced Stock Fund’s 45.7% rise.
10 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001

PERFORMANCE HIGHLIGHTS

All of The Royce Funds outperformed the Russell 2000 for the year-to-date and one-year periods, as well as from the index’s peak on 3/9/00 through 6/30/01.	2ND QTR 2001 RETURN	YTD 2001 RETURN	SMALL-CAP PEAK 3/9/00 – 6/30/01

RUSSELL 2000	14.4%	6.9%	–13.8%

PENNSYLVANIA MUTUAL FUND* Our flagship Fund that invests in both small- and micro-cap companies outperformed the Russell 2000 for the year-to-date, one-, three-, five-, 10-, 15- and 20-year periods ended June 30, 2001. The Fund’s 25-year average annual total return was 16.2%.	17.9	17.7	36.5

ROYCE MICRO-CAP FUND* Our broadly diversified portfolio that invests primarily in companies with market caps less than $400 million, finished the first half up 23.2%. Managed by Whitney George, RMC also outperformed the Russell 2000 for the one-, three-, five-year and since inception (12/31/91) periods ended June 30, 2001. The Fund’s average annual total return since inception was 17.1%.	21.1	23.2	26.6

ROYCE TOTAL RETURN FUND Our diversified portfolio that invests primarily in dividend-paying small-company stocks, outperformed the Russell 2000 for the year-to-date, one-, three-, five-year and since inception (12/15/93) periods ended June 30, 2001. Royce Total Return Fund had the third lowest Standard Deviation and the third lowest Morningstar Risk Ratio among 341 small-cap objective funds with a three-year history tracked by Morningstar through June 30, 2001, making it our least volatile fund for the period. RTR’s average annual total return since inception (12/15/93) was 15.7%.	12.6	14.0	40.3

ROYCE LOW-PRICED STOCK FUND Investing primarily in small- and micro-cap companies trading for less than $20 per share at the time of purchase, this was our best-performing Fund year-to-date through June 30, 2001. Managed by Whitney George, RLP outperformed the Russell 2000 for the one-, three-, five-year and since inception periods ended June 30, 2001. The Fund’s average annual total return since inception (12/15/93) was 19.3%.	22.7	23.6	45.7

ROYCE OPPORTUNITY FUND* Managed by Buzz Zaino, outperformed the Russell 2000 for the one-year, three-year and since inception (11/19/96) periods through June 30, 2001. The Fund, which uses an opportunistic value approach, had an average annual total return since inception of 22.3%.	14.7	19.5	21.8

ROYCE PREMIER FUND Our concentrated portfolio that invests primarily in companies with market caps between $400 million and $2 billion, outperformed the Russell 2000 for the one-, three-, five-year and since inception (12/31/91) periods ended June 30, 2001. The Fund’s average annual total return since inception was 14.2%.	14.4	8.3	24.4

ROYCE TRUST & GIFTSHARES FUND* Our Fund designed for gifting and estate planning, outperformed the Russell 2000 for the one-, three-, five-year and since inception (12/27/95) periods ended June 30, 2001. The Fund’s average annual total return since inception was 26.1%.	24.5	19.7	25.7

ROYCE SELECT FUND Our concentrated, performance-fee fund for qualified clients, outperformed the Russell 2000 for the one-year, two-year and since inception (11/18/98) periods ended June 30, 2001. RSF’s average annual total return since inception was 29.4%.	18.4	16.8	26.6

* All performance and risk information reflects Investment Class results. Shares of the Funds’ Consultant Class and Institutional Service Class bear an annual distribution expense, and Consultant Class Shares are subject to a deferred sales charge, neither of which are borne by the Investment Class.
See pages 12 – 27 for a discussion of performance returns and risk statistics.
THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001 | 11

PENNSYLVANIA MUTUAL FUND†

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/01				MANAGER’S DISCUSSION
Jan-June 2001*			17.73%	O	ur flagship Pennsylvania Mutual Fund (PMF) successfully navigated the choppy waters of 2001’s first half, up 17.7%, more than doubling the return of its small-cap benchmark, the
1-Year 3-Year 5-Year 10-Year 20-Year 25-Year			30.72 12.22 15.46 13.62 13.83 16.17	Russell 2000, which was up 6.9% for the same period. With a small-cap low reached on April 4, the first half of 2001 was almost perfectly divided between the bear market atmosphere of the first quarter and the upswing in the second. As we would have expected, PMF performed relatively well in the bearish first quarter, down 0.2%. More surprisingly, the Fund then participated in much of the second-quarter upswing with a 17.9% return. PMF’s solid down- and up-market performance was welcome news in an uncertain market environment. The Fund’s 25 year average annual total return was 16.2%. Effective July 1, 2001, Whitney George became the Fund’s co-manager. He has worked with Chuck Royce on the portfolio for the last few years.
*Not annualized.
CALENDAR YEAR TOTAL RETURNS				When the market correction became broader in March, we bought more aggressively, seeing what we thought were
Year 2000 1999 1998 1997 1996 1995 1994 1993	PMF 18.4% 6.0 4.2 25.0 12.8 18.7 –0.7 11.3	Year 1992 1991 1990 1989 1988 1987 1986	PMF 16.2% 31.8 –11.5 16.7 24.6 1.4 11.2	excellent purchase opportunities in a variety of industries, including biotechnology and retail. The sense of panic and anxiety from which many investors seemed to be suffering had helped to bring stock prices down to levels that we found attractive. The ensuing second-quarter rally then drove many prices higher, with investors re-discovering previously overlooked areas, including some well-represented by PMF’s micro-cap holdings. Many industrial cyclical companies, struggling since the fall 1998 Asian crisis, were beneficiaries of this move, as were some insurance stocks. In addition, some of the previously battered biotechnology and Technology issues that we had first bought, or in which we had increased our positions, during the first quarter suddenly took flight.

					GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Year-to-Date Through 6/30/01		Woodward Governor — Industrial cyclical companies like this designer and manufacturer of energy control systems and components for aircraft and industrial engines and turbines have historically been a mainstay of PMF’s portfolio. While value investing was out of style, the company was making smart acquisitions, selling off unprofitable businesses and expanding its market share just in time for investors to begin noticing it. Its price nearly tripled over the last year.
MORNINGSTAR VOLATILITY MEASURES*
	PMF	Category Median	Best Decile Breakpoint		Woodward Governor	$5,251,242
Standard Deviation	17.70	28.56	19.16		Thor Industries	2,766,946
Mstar Risk Ratio	0.64	1.12	0.70		Ocular Sciences	2,734,838
Beta	0.50	0.92	0.56		Cornell Companies	2,550,205
*Three years ended 6/30/01. Category Median and Best Decile Breakpoint based on 341 small-cap objective funds (lowest expense class only) with at least three years of history.					Covance	2,449,898
					Thor Industries — The price of this manufacturer of recreational vehicles and small- and mid-sized buses took off in April, the result of lower interest rates and leveling energy prices. We like its disciplined management, strong balance sheet and demon-strated ability to expand its business.
12 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001				† All performance and risk information presented herein is for PMF’s Investment Class. Shares of PMF’s Consultant Class, which commenced operations on June 18, 1997, bear an annual distribution expense and are subject to a deferred sales charge, neither of which are borne by the Investment Class.

PERFORMANCE AND PORTFOLIO REVIEW

     Top-ten holding Simpson Manufacturing designs, engineers and manufactures various construction-related connectors. After a long period of uninspiring performance, its price took off in May. Welding and cutting product manufacturer Lincoln Electric Holdings saw its stock price begin to flare up late last summer, but the spring rally pushed it even higher. Long-time holding Florida Rock Industries, a construction aggregates manufacturer, also enjoyed a terrific spring, as did oil and natural gas construction contractor Willbros Group.

     Additional strong performances came from companies in the Health sector. Ocular Sciences is a highly profitable firm that makes contact lenses and markets them to the medical community. A proposed merger with a larger firm fell through last fall, causing its stock price to plummet. The company hung in, its business continued to grow and within nine months its price nearly doubled. Covance, a contract research organization providing product development services to the pharmaceutical, biotechnology and medical device industries, weathered the first-quarter downturn fairly well before its price started climbing in May. Retailers Sunglass Hut International, Cato and Big Lots also reaped the benefits of the spring turnaround. On the down side, the price of oil and natural gas companies Tom Brown and Denbury Resources both dropped in the first half, with Tom Brown’s price falling so low that we added to our position in June, as reduced demand and slackening commodity prices combined to bring stock prices lower.

     Looking forward, we think that small-cap value can remain a market leader and that a diversified small- and micro-cap portfolio such as Pennsylvania Mutual Fund can continue to offer investors the benefits of careful stock selection.

			PORTFOLIO DIAGNOSTICS
				Median Market Cap.	$484 million
				Weighted Average P/E Ratio	13.6x*

				Weighted Average P/B Ratio	1.4x
				Weighted Average Yield	1.0%
				Fund Net Assets	$568 million
				Turnover Rate	17%
				No. of Holdings	216
				Symbol (Investment Class) (Consultant Class)	PENNX RYPCX
			* Excludes 16% of portfolio holdings with zero or negative earnings as of 6/30/01.

			TOP 10 POSITIONS % of Net Assets
				Simpson Manufacturing	1.6%

				Woodward Governor	1.6
				Curtiss-Wright	1.6
				Florida Rock Industries	1.4
				Arnold Industries	1.4
				Proassurance	1.3
				Lincoln Electric Holdings	1.2
				White Mountains Insurance Group	1.2
				Thor Industries	1.2
				Penn Engineering & Manufacturing	1.1

GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Year-to-Date Through 6/30/01		Washington Group International — This large-scale engineering and construction company could not dig its way out of its costly acquisition of Raytheon’s construction unit. Resulting overruns drove it to bankruptcy and a potentially lengthy lawsuit against Raytheon.
			PORTFOLIO SECTOR BREAKDOWN % of Net Assets
Washington Group International	$3,812,282			Technology	16.2%
Comdisco	1,186,167			Industrial Products	15.0
Tom Brown	995,436			Industrial Services	12.7
Denbury Resources	829,200			Financial Intermediaries	10.8
Spherion Corporation	810,333			Health	9.5
				Consumer Products	7.7
Comdisco — Unfortunately, it took only one year for this company to reverse direction after a long period of growth, as this technology leasing and services company entered disastrously costly Internet ventures and began to flirt with bankruptcy. New management is attempting to restore its business, but we sold our position in May.				Natural Resources	7.3
				Consumer Services	6.7
				Financial Services	3.7
				Miscellaneous	4.1
				Cash & Cash Equivalents	6.3

			RISK/RETURN COMPARISON 20-Year Period Ended 6/30/01
				Average Annual Total Return	Standard Deviation	RUR*

			Pennsylvania Mutual Fund	13.8%	13.3	1.04
			Russell 2000	11.7	19.1	0.61
			* Return per unit of risk (RUR) is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001 | 13

ROYCE MICRO-CAP FUND†
AVERAGE ANNUAL TOTAL RETURNS Through 6/30/01				MANAGER’S DISCUSSION
Jan-June 2001*			23.21%	T	he first half of 2001 was very good for micro-cap stocks. Royce Micro-Cap Fund (RMC) was up 23.2% in the first half,
1-Year 3-Year 5-Year Since Inception (12/31/91)			28.17 14.09 15.44 17.12	substantially ahead of its small-cap benchmark, the Russell 2000, which was up 6.9% for the same period. The Fund benefitted from strong relative performance in the first quarter’s down market, when it was up 1.7%. RMC also participated in the second-quarter rally with an impressive 21.1% return. The ongoing strength of value investing certainly helped RMC in the volatile market that has so far characterized the current year. The Fund’s average annual total return since inception (12/31/91) was 17.1%.
* Not annualized.
CALENDAR YEAR TOTAL RETURNS				It is admittedly ironic that micro-cap stocks — often the very
Year 2000 1999 1998 1997 1996 1995 1994 1993 1992	RMC 16.7% 13.7 –3.3 24.7 15.5 19.1 3.6 23.7 29.4	paragons of volatility — would show positive performance duringsuch a volatile period for stocks, but it’s an irony that we can live with. The Fund’s performance came from a variety of sectors and industry groups, an interesting combination of strong returns from more traditional cyclical industries such as aerospace, defense and retail, as well as from relatively more aggressive areas such as biotechnology, software and semiconductors. The year-to-date period, especially the second-quarter rally, was noteworthy for having embraced many different kinds of companies. In our view, the success of the first half was a testament both to good fortune and the fruits of investments made earlier.

				Lost amid the glowing news of Technology’s dominance in the late ’90s were the struggles of several industrial-based businesses, many of which had been hurt in the Asian currency crisis of 1998’s third quarter and whose prices still had not recovered by the end of last year. We stocked up on a select group of such firms throughout the last few years. Many of them began to show signs of life this past spring as investors

					GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Year-to-Date Through 6/30/01		Woodward Governor — While value investing was out of style, this designer and manufacturer of energy control systems and components for aircraft and industrial engines and turbines was making smart acquisitions, selling off unprofitable businesses and expanding its market share just in time for investors to begin noticing it. Its price nearly tripled over the last year, rare for an industrial services company.
MORNINGSTAR VOLATILITY MEASURES*
	RMC	Category Median	Best Quartile Breakpoint		Woodward Governor	$2,054,558
Standard Deviation	23.31	24.73	17.09		BFK Capital Group	1,484,535
Mstar Risk Ratio	0.79	0.88	0.64		Thor Industries	1,386,778
Beta	0.61	0.77	0.43		Ocular Sciences	1,252,807
*Three years ended 6/30/01. Category Median and Best Quartile Breakpoint based on 16 micro-cap objective funds (lowest expense class only) with at least three years of history. (All small-cap objective funds with median market capitalizations below $250 million.)					Finish Line (The) Cl. A	1,178,632

					BKF Capital Group — We first bought the stock of this asset management company during a confusing period for investors as the firm was making the transition from a closed-end fund to a publicly traded asset manager. The company’s large-cap value bias seems to have been the right strategy, as investors have been taking more and more notice lately.
14 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001
				† All performance and risk information presented herein is for RMC’s Investment Class. Shares of RMC’s Consultant Class, which commenced operations on May 4, 1998, bear an annual distribution expense and are subject to a deferred sales charge, neither of which are borne by the Investment Class.

PERFORMANCE AND PORTFOLIO REVIEW

seemed to re-discover them. Transportation and logistics firms AirNet Systems, Knight Transportation and Kenan Transport all rolled along in a strong first half, as did construction aggregates maker Florida Rock Industries.

    Concerns about recession did little to hurt the performance of the Fund’s retail stocks. Specialty athletic and outdoor wear retailer The Finish Line and women’s specialty store operator Cato did well, as did children’s apparel maker and retailer Oshkosh B’Gosh. Our patience with recreation vehicle and small- to mid-sized bus manufacturer Thor Industries was rewarded, as this well-managed company enjoyed a terrific first half. Although the prices of oil and gas stocks suffered a bit, the growing business of oil and gas construction contractor Willbros Group helped to keep its price gushing.

    Promising technological developm ents, including clinical tests on oral insulin, drove up the price of Emisphere Technologies, a biopharmaceutical company offering products that enable the oral delivery of medicines that usually cannot be offered to patients in an oral form. Growing revenues at Ocular Sciences, a highly profitable firm that makes prescription contact lenses, were an eye opener for Wall Street, which helped boost its stock price. We have been increasing the Fund’s exposure to Health stocks recently, believing that there are excellent opportunities in the biotechnology, medical equipment and health services areas. The companies that we have purchased offer what we think is a combination of strong fundamentals and high growth potential.

    Our expectation is that the market will remain volatile in the months ahead, which we think emphasizes the need for careful stock selection and an active management style.

			PORTFOLIO DIAGNOSTICS
				Median Market Cap.	$244 million
				Weighted Average P/E Ratio	13.5x*

				Weighted Average P/B Ratio	1.5x
				Weighted Average Yield	0.6%
				Fund Net Assets	$190 million
				Turnover Rate	14%
				No. of Holdings	156
				Symbol (Investment Class) (Consultant Class)	RYOTX RYMCX
			* Excludes 20% of portfolio holdings with zero or negative earnings as of 6/30/01.

			TOP 10 POSITIONS % of Net Assets
				Thor Industries	1.8%

				BKF Capital Group	1.7
				Cato Cl. A	1.7
				Proassurance	1.7
				Woodward Governor	1.7
				Florida Rock Industries	1.6
				3TEC Energy	1.6
				PXRE Group	1.4
				Input/Output	1.3
				PetroCorp	1.3

GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Year-to-Date Through 6/30/01		Blanch (E.W.) Holdings — A relatively attractive buyout offer in April was not enough to stem the tide of losses from this once-promising reinsurance and insurance risk management firm.
			PORTFOLIO SECTOR BREAKDOWN % of Net Assets
Blanch (E.W.) Holdings	$483,919			Technology	18.1%
Carlisle Holdings	389,634			Industrial Services	11.2
Rainbow Technologies	382,433			Health	10.6
VIVUS	344,274			Industrial Products	10.6
PECO II	337,831			Financial Intermediaries	8.5
				Natural Resources	8.1
Carlisle Holdings — Technological glitches in the company’s building management systems and a softer economy hurt the short-term results for this facilities management and maintenance firm. We still like the company, especially since in late June it was trading at approximately six times expected earnings.				Consumer Services	7.8
				Consumer Products	6.4
				Financial Services	2.9
				Miscellaneous	4.9
				Cash & Cash Equivalents	10.9

			RISK/RETURN COMPARISON Inception (12/31/91) through 6/30/01
				Average Annual Total Return	Standard Deviation	RUR*

			Royce Micro-Cap Fund	17.1%	14.0	1.22
			Russell 2000	12.6	17.6	0.72
			* Return per unit of risk (RUR) is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001 | 15

ROYCE TOTAL RETURN FUND
AVERAGE ANNUAL TOTAL RETURNS Through 6/30/01				MANAGER’S DISCUSSION
Jan-June 2001*			14.00%	R	oyce Total Return Fund’s (RTR) strong down market performance in the first quarter (+1.3%)
1-Year 3-Year 5-Year Since Inception (12/15/93)			31.85 10.51 14.50 15.67

preceded its solid second-quarter showing (+12.6%). The Fund finished the first half up doubling 14.0%, more than the return of its small-cap benchmark, the Russell 2000, which was up 6.9% for the same period. RTR’s down market strength in the first quarter was in line with our expectations, as the Fund is one of our most conservatively managed offerings. Our preference for small-cap companies that pay dividends means that we put a premium on companies that we believe can demonstrate resilience in down markets. We were also pleasantly surprised by the Fund’s second-quarter showing. The Fund’s average annual total return since inception (12/15/93) was 15.7%.

* Not annualized.
				Although the Fund’s holdings in traditional cyclical industries such as retail, electronics distribution, aerospace and defense stocks contributed to its strong
CALENDAR YEAR TOTAL RETURNS
Year 2000 1999 1998 1997 1996 1995 1994			RTR 19.4% 1.6 4.8 23.7 25.5 26.9 5.1

first-half showing, its relative underweighting in more volatile industries such as biotechnology, semiconductors and software probably hindered performance in the second quarter. Industrial Products was the Fund’s top-performing sector in the first half. Oregon Steel Mills rebounded after a long period of lackluster performance, as the steel industry shook off some rust and the company’s energy-related pipe business grew rapidly. Rock solid performances also came from a variety of companies, such as construction aggregates manufacturer Florida Rock Industries and specialty construction material producer Ameron International, both of whose prices began to rise in January.
   Considerably positive first-half performance also came from welding and cutting product manufacture Lincoln Electric Holdings, as well as from speciality chemicals producer, Arch Chemicals.

					GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Year-to-Date Through 6/30/01		Woodward Governor — While value investing was out of style, this designer and manufacturer of energy control systems and components for aircraft and industrial engines and turbines was
					Woodward Governor	$3,876,477
					DIMON	2,045,721
					Oregon Steel Mills	2,029,694
					Monaco Coach	1,698,425
					IMRglobal Corporation	1,388,750

making smart acquisitions, selling off unprofitable businesses and expanding its market share just in time for investors to begin noticing it. Its price nearly tripled over the last year, rare for an industrial services company.

MORNINGSTAR VOLATILITY MEASURES*					DIMON — Positive earnings helped reverse the fortunes of this tobacco leaf processor, prompting us to sell nearly half of our position between January and April.
	RTR	Category Median	Best Decile Breakpoint
Standard Deviation	14.10	28.56	19.16
Mstar Risk Ratio	0.51	1.12	0.70
Beta	0.41	0.92	0.56
* Three years ended 6/30/01. Category Median and Best Decile Breakpoint based on 341 small-cap objective funds (lowest expense class only) with at least three years of history.

16 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001

PERFORMANCE AND PORTFOLIO REVIEW

In each case, performance was positive in the first quarter before spiking upward more dramatically in the second. One notable disappointment in the sector came from cement and concrete producer Puerto Rican Cement Company. Recent earnings disappointments seemed to weigh on investors, though we took advantage of its low price to add to our position in May and June. We had been waiting for some time for the performance of Industrial Products companies to turn around, as it has been the Fund’s largest sector for more than two years. We were therefore pleased to see it perform well in the first half.

Undaunted by the slowing economy, children’s apparel maker and retailer Oshkosh B’Gosh was a good fit in the first half, receiving some additional attention from Wall Street in the process. The price of recreational vehicle manufacturer Monaco Coach climbed steadily from January through June, while the price of RV and small- and mid-sized bus maker Thor Industries gained momentum in April. Insurance, one of last year’s top-performing industries in the Fund, continued to provide solid returns, particularly White Mountains Insurance Group, Trenwick Group, Capitol Transamerica and PXRE Group. We are satisfied to continue holding our positions in these companies as we believe that they have not yet reached their full value.

We think that Royce Total Return Fund’s strict attention to risk management combined with a focus on dividend-paying companies in the small-cap sector should continue to benefit from the currently volatile market in which value has emerged as a leader.

			PORTFOLIO DIAGNOSTICS
				Median Market Cap.	$559 million
				Weighted Average P/E Ratio	14.7x

				Weighted Average P/B Ratio	1.4x
				Weighted Average Yield	2.2%
				Fund Net Assets	$406 million
				Turnover Rate	7%
				No. of Holdings	222
				Symbol	RYTRX

			TOP 10 POSITIONS % of Net Assets
				Woodward Governor	1.9%

				White Mountains Insurance Group	1.6
				T. Rowe Price Group	1.4
				Avnet	1.3
				Franklin Electric	1.2
				ABM Industries	1.2
				Lincoln Electric Holdings	1.2
				Arrow International	1.2
				John Nuveen Company Cl. A	1.2
				Florida Rock Industries	1.1

GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Year-to-Date Through 6/30/01		Comdisco — Unfortunately, it took only one year for this company to reverse direction after a long period of growth, as this technology leasing and services company entered disastrously costly Internet ventures and began to flirt with bankruptcy. New management is attempting to rebuild its core business.	PORTFOLIO SECTOR BREAKDOWN % of Net Assets
Comdisco	$2,052,817			Industrial Products	22.4%
Gallagher (Arthur J.) & Co.	787,013			Financial Intermediaries	13.3
EGL	709,124			Industrial Services	12.2
HMT Technology	440,000			Technology	11.4
Puerto Rican Cement Company	417,610			Natural Resources	5.9
				Consumer Products	5.8
Gallagher (Arthur J.) & Co. — After an 18-month period of rapid price appreciation, this leading insurance broker gave back some of its gains in the first half. While many of its competitors struggle, its business has been growing, so we are content to hold a good-sized position.				Financial Services	5.6
				Consumer Services	3.6
				Health	3.2
				Utilities	0.1
				Miscellaneous	4.5
				Bonds & Preferred Stocks	2.3
				Cash & Cash Equivalents	9.7

			RISK/RETURN COMPARISON Inception (12/15/93) through 6/30/01
				Average Annual Total Return	Standard Deviation	RUR*

			Royce Total Return Fund	15.7%	9.5	1.65
			Russell 2000	11.5	18.8	0.61
			* Return per unit of risk (RUR) is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001 | 17

ROYCE LOW - PRICED STOCK FMALL
AVERAGE ANNUAL TOTAL RETURNS Through 6/30/01				MANAGER’S DISCUSSION
Jan-June 2001*			23.64%	P	urchasing stocks with low prices resulted in impressive returns for Royce Low-Priced Stock Fund (RLP). The
1-Year 3-Year 5-Year Since Inception (12/15/93)			31.85 34.46 20.89 19.67

Fund was up 23.6% in the first half, tops among The Royce Funds and more than three times better than its small-cap benchmark, the Russell 2000, which was up 6.9% for the same period. Positive performance in the bearish first quarter (+0.8%) helped, but the Fund’s eye-catching mark of 22.7% in the second-quarter rally fueled its strong year-to-date return. RLP’s average annual total return since inception (12/15/93) was 19.3%.

* Not annualized.

				The first half represented one of the best periods for value investing that we have seen since the Fund’s inception Approaches that emphasize company quality have come back
CALENDAR YEAR TOTAL RETURNS
Year 2000 1999 1998 1997 1996 1995 1994			RLP 24.0% 29.8 2.4 19.5 22.8 22.5 3.0

into favor following the bear market that began in March 2000. An argument could be made that strong performance by value stocks may have been influenced by investors looking for alternatives to large-cap growth and Technology stocks in 2001. Certainly the current choppy market environment has generally rewarded companies in more traditional businesses that have strong fundamentals such as insurance and manufacturing, while sporadically igniting prices in some of the more aggressive areas such as biotechnology, software and information technology (IT) services. In other words, the first half was a stock picker’s market, and we could not have been happier.
   Positive performances could be found in virtually every sector and industry in the portfolio, even in the much-maligned Technology sector, where we’ve been rooting around making selective purchases since last spring. DVD and other multimedia mixed-signal software developer, ESS Technology, rebounded in the spring after suffering through the Tech Wreck. Transaction Systems Architects creates software for

					GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Year-to-Date Through 6/30/01		Perto Systems Cl. A — This conserva-tively managed company made us feel like we finally got it right in IT services staffing, as it emerged from early uncertainty (and a low stock price) to become a
					Perto Systems Cl. A	$4,158,273
					Ocular Sciences	3,907,934
					Covance	3,901,030
					Monaco Coach	3,725,102
					Homestake Mining	3,389,365
					leader in its industry. We have been gradually adding to our position.

MORNINGSTAR VOLATILITY MEASURES*
					Ocular Sciences — Growing revenues opened eyes on Wall Street, helping to boost the price of this highly profitable prescription contact lens manufacturer and marketer. We continued to build our position through the spring.
	RLP	Category Median	Best Quartile Breakpoint
Standard Deviation	26.29	28.56	22.54
Mstar Risk Ratio	0.77	1.12	0.83
Beta	0.69	0.92	0.70
* Three years ended 6/30/01. Category Median and Best Decile Quartile based on 341 small-cap objective funds (lowest expense class only) with at least three years of history.

18 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001

PERFORMANCE AND PORTFOLIO REVIEW

electronic payments and e-commerce. The growth of its strong core business allowed it to recover from a dismal 2000. Retail stocks also enjoyed solid gains, with auto retailer AutoNation, closeout retailer Big Lots (formerly Consolidated Stores), women’s fashion retailer Cato and athletic and outdoor wear specialist The Finish Line all doing well. Recreational vehicle manufacturer Monaco Coach also saw its price cruise to new heights.
   Strong fundamentals and substantial growth potential have us excited about several Health-related industries, leading us to increase our exposure to the sector in the first half. We added to our position in Perrigo, a leading manufacturer of over-the-counter, nonprescription pharmaceutical products and store brand nutritional products, and watched its price rise on news of strong earnings and a growing product line. Strong gains also came from Antigenics, a developer of treatments for cancers, serious infectious diseases, autoimmune and other disorders. New holding Martek Biosciences, which develops microalgae-based nutritional products, also did well, as did Aurora Biosciences, a designer and developer of drug enhancement technology that we began to re-purchase in early March after its price dropped to what we regarded as attractively low levels. We then trimmed our position in May after considerable price appreciation. Although not technically a Health stock, Covance is a contract researc h organization providing product development services to the pharmaceutical, biotechnology and medical device industries that also posted healthy gains.
   Looking forward, we continue to see many opportunities in the small-cap sector, and feel confident that a value approach to low-priced stocks can benefit from a volatile stock market.

			PORTFOLIO DIAGNOSTICS
				Median Market Cap.	$467 million
				Weighted Average P/E Ratio	14.5x*

				Weighted Average P/B Ratio	1.4x
				Weighted Average Yield	0.8%
				Fund Net Assets	$614 million
				Turnover Rate	8%
				No. of Holdings	158
				Symbol	RYLPX
			* Excludes 28% of portfolio holdings with zero or negative earnings as of 6/30/01.

			TOP 10 POSITIONS % of Net Assets
				Transaction Systems Architects Cl. A	1.7%
				Perot Systems Cl. A	1.6
				3TEC Energy	1.6
				Charming Shoppes	1.5
				Input/Output	1.4
				ESS Technology	1.4
				Lexicon Genetics	1.4
				Monaco Coach	1.4
				Anglogold ADR	1.4
				Ocular Sciences	1.3

GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Year-to-Date Through 6/30/01		Comdisco — Unfortunately, it took only one year for this company to reverse direction after a long period of growth, as this technology leasing and services company entered disastrously costly Internet ventures and began to flirt with bankruptcy. New management is attempting to rebuild its core business.	PORTFOLIO SECTOR BREAKDOWN % of Net Assets
Comdisco	$3,916,294			Technology	18.0%
Washington Group International	3,675,631			Consumer Services	12.2
Genset ADR	2,033,754			Industrial Services	12.2
VIVUS	1,237,052			Health	11.8
Frontline Capital Group	1,172,187			Natural Resources	9.5
				Consumer Products	8.7
Washington Group International — This large-scale engineering and construction company could not dig its way out of its costly acquisition of Raytheon’s construction unit. Resulting overruns drove it to bankruptcy and a potentially lengthy lawsuit against Raytheon.				Financial Intermediaries	7.6
				Industrial Products	4.2
				Miscellaneous	4.8
				Cash & Cash Equivalents	11.0

			RISK/RETURN COMPARISON Inception (12/15/93) through 6/30/01
				Average Annual Total Return	Standard Deviation	RUR*

			Royce Low-Priced Stock Fund	19.3%	16.6	1.16
			Russell 2000	11.5	18.8	0.61
			* Return per unit of risk (RUR) is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001 | 19

ROYCE OPPORTUNITY FUND†

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/01				MANAGER’S DISCUSSION
Jan-June 2001*			19.54%	O	nce again, Royce Opportunity Fund (ROF) managed to have the best of both worlds. The Fund finished the first half up
1-Year			21.04

19.5%, substantially ahead of its small-cap benchmark, the Russell 2000, which was up 6.9% for the same period. In the first quarter, with the market still in the grip of the bear, ROF was up 4.7% (versus -6.5% for the Russell 2000), thanks mostly to strong performance from companies in the relatively more conservative

3-Year			22.73
Since Inception			22.27
* Not annualized.

Industrial Products, Industrial Services and Consumer Services sectors. In the rally that began following the small-cap market low on April 4, a wide variety of companies shone, including some in the more aggressive Technology area. ROF was up 14.7% in the second quarter versus 14.4% for the Russell 2000. The Fund’s average annual total return since inception (11/19/96) was 22.3%.

CALENDAR YEAR TOTAL RETURNS				We call the Fund ’Opportunity’ for a reason — we look for what
Year 2000 1999 1998 1997		ROF 19.9% 32.3 4.9 20.8

we believe are another, have seen their stock prices suffer. The first half presented us with numerous opportunities to both buy and sell such companies in a market that seemed tailor made for careful stock picking. Much of ROF’s gains came from companies with established niche businesses that enabled them to perform well even when their industries did not. For example, MSC.Software is engaged in mechanical, computer-aided engineering software solutions designed to optimize product design and quality. Its business grew throughout the first half, and its stock price followed suit in spite of difficulties (especially in the first quarter) for many software businesses. Its ability to thrive in a difficult environment and softening economy was especially encouraging. Similarly, CACI International is an information technology (IT) services company whose ability to service both international governments

MORNINGSTAR VOLATILITY MEASURES*
	ROF	Category Median	Best Quartile Breakpoint		GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Year-to-Date Through 6/30/01

Fleming Companies — The company distributes food and consumable goods and operates delis, drug stores and other concerns nationwide. A successful turnaround began with a large contract from Kmart in February that was accompanied by the sale of poor-performing businesses. We reduced our position between February and June.

Standard Deviation	28.31	28.56	22.54		Fleming Companies	$4,112,127
Mstar Risk Ratio	0.64	1.12	0.83		FLIR Systems	3,663,116
Beta	0.78	0.92	0.70		MSC.Software	3,134,500
* Three years ended 6/30/01. Category Median and Best Decile Breakpoint based on 341 small-cap objective funds (lowest expense class only) with at least three years of history.					AMC Entertainment	2,903,642
					EDO Corporation	2,727,973

FLIR Systems — A rewarding turnaround began last December for this maker of thermal imaging units. Its unique business niche allowed them to grow the business profitably. We sold some shares in May and June after its price more than tripled.

20 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001

† All performance and risk information presented herein is for PMF’s Investment Class. Shares    of PMF’s Consultant Class, which commenced operations on June 18, 1997, bear an annual    distribution expense and are subject to a deferred sales charge, neither of which are borne    by the Investment Class.

PERFORMANCE AND PORTFOLIO REVIEW

and corporations kept its stock price climbing in a market that was tough on Technology.

   Aerospace and defense stocks were the Fund’s largest gainers as a group. New top-ten holding AAR Corporation is an after-market supplier of jet aircraft and engine parts to the defense and aviation industries whose stock price took off on news of its expanding business and increasing Wall Street attention. We continued to build our position through June. Taking advantage of rising prices in April and May, we trimmed our position in DRS Technologies, a supplier of electronic, computer and communications systems to the defense industry. We also began to reduce our stake in electro-mechanical and information systems designer and manufacturer EDO Corporation as its price was moving upwards, then bought some shares back late in June after the price had dropped.

   A short-term performance disappointment for construction and industrial material supplier Hughes Supply led us to build a substantial position just before its price recovered. Griffon is a diversified manufacturing company whose business includes everything from garage doors to disposable surgical products to radar systems. We like its improving earnings trend and profitable businesses. Retail is an industry in which we like our holdings going forward, as we believe that consumer spending should remain brisk, even if the economy continues to weaken.

   As we look toward the future, we think that the Fund is well-positioned to take advantage of both the ongoing good fortunes for small-cap value stocks and the potential in industries that have grown more attractively valued.

		PORTFOLIO DIAGNOSTICS
			Median Market Cap.	$309 million
			Weighted Average P/E Ratio	13.4x*

			Weighted Average P/B Ratio	1.2x
			Weighted Average Yield	0.7%
			Fund Net Assets	$559 million
			Turnover Rate	19%
			No. of Holdings	253
			Symbol (Investment Class) (Consultant Class)	RYPNX RYOFX
		* Excludes 28% of portfolio holdings with zero or negative earnings as of 6/30/01.

		TOP 10 POSITIONS % of Net Assets
			Hughes Supply	1.0%

			Fleming Companies	0.9
			AAR Corporation	0.8
			Griffon	0.8
			Esterline Technologies	0.8
			Hexcel Corporation	0.8
			FLIR Systems	0.8
			Mesa Air Group	0.8
			CACI International Cl. A	0.8
			Xicor	0.7

GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Year-to-Date Through 6/30/01

Focal Communications — The business of this broadband communications provider was growing in an industry — telecommunications — that was not. The company has found it difficult so far to attract a much-needed capital infusion in the terrible telecommunications market, but we expect it to survive based on its solid business.

		PORTFOLIO SECTOR BREAKDOWN % of Net Assets
Focal Communications	$2,496,257		Technology	25.9%
The Warnaco Group	1,710,188		Industrial Products	24.0
ABC-NACO	1,567,178		Industrial Services	11.5
Coastcast Corporation	1,552,382		Consumer Services	9.9
Polaroid	417,610		Natural Resources	4.8
			Consumer Products	4.5
The Warnaco Group — No turnaround materialized for this women’s intimate apparel manufacturer. A lawsuit with an important licensee, a loss of confidence in the CEO and vendors demanding cash led the way to bankruptcy in early June.			Financial Intermediaries	3.3
			Health	3.3
			Miscellaneous	4.7
			Preferred Stocks	0.1
			Cash & Cash Equivalents	8.0

		RISK/RETURN COMPARISON Inception (11/19/96) through 6/30/01
			Average Annual Total Return	Standard Deviation	RUR*

		Royce Opportunity Fund	22.3%	19.7	1.32
		Russell 2000	10.3	22.1	0.47
		* Return per unit of risk (RUR) is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001 | 21

ROYCE PREMIER FUND

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/01				MANAGER’S DISCUSSION
Jan-June 2001*			8.34%	O	ur view of Royce Premier Fund’s (RPR) first-half performance is something of a mixed bag. There was good
1-Year			21.55

news on an absolute basis: The Fund was up 8.3% in the first half, finishing ahead of its small-cap benchmark, the Russell 2000, which was up 6.9% for the same period. However, in the first quarter RPR’s concentrated portfolio of stocks selected primarily from the upper tier of the small-cap universe was down (along with much of

3-Year			11.65
5-Year			14.23
* Not annualized.

the stock market), with a return of –5.3%. The Russell 2000 was down –6.5% for the same period. It seems counterintuitive, but the more liquid stocks in small cap’s upper tier suffered a greater negative impact in the first-quarter downturn than their usually more volatile micro-cap counterparts. While RPR subsequently rebounded in the second-quarter rally — up 14.4%, equalling the Russell 2000 — its down-market difficulties made for a relatively disappointing first half, especially compared to the other Royce Funds. RPR’s average annual total return since inception (12/31/91) was 14.2%.

CALENDAR YEAR TOTAL RETURNS				Several companies across a variety of sectors suffered first-
Year 2000 1999 1998 1997 1996 1995 1994 1993 1992		RPR 17.1% 11.5 6.7 18.4 18.1 17.8 3.3 19.0 15.8

quarter difficulties that, because of the Fund’s relatively smaller number of holdings, directly affected performance. In some cases, we think that lower stock prices were a temporary development. For example, the price of insurance broker Arthur J. Gallagher & Co. more than doubled in 2000, continued to rise in January and February 2001, then slipped in March, although its business was growing profitably. Similarly, the price of property and casualty insurer Zenith National Insurance skidded in March after climbing through 2000 and early 2001. We suspect that with each company investors simply took the opportunity to take profits. Convinced that both have not yet reached their

MORNINGSTAR VOLATILITY MEASURES*					GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Year-to-Date Through 6/30/01

Woodward Governor — While value investing was out of style, this designer and manufacturer of energy control systems and components for aircraft and industrial engines and turbines was making smart acquisitions, selling off unprofitable businesses and expanding its market share just in time for investors to begin noticing it. Its price

	RPR	Category Median	Best Quartile Breakpoint		Woodward Governor	$12,258,418
Standard Deviation	19.37	28.56	22.54		Fair, Isaac and Co.	9,614,302
Mstar Risk Ratio	0.71	1.12	0.83		Keane	9,176,381
Beta	0.62	0.92	0.70		Gartner Group Cl. A	5,505,315
* Three years ended 6/30/01. Category Median and Best Decile Breakpoint based on 341 small-cap objective funds (lowest expense class only) with at least three years of history.					Ross Stores	4,873,967
					nearly tripled over the last year, rare for an industrial services company.

Fair, Isaac and Co. — Growing earnings and expanding business appeared to be a winning combination for investors, as the price of this financial services and solutions provider climbed throughout the first half. We sold a small lot in April, but are otherwise happy to hold a large position.

22 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001

PERFORMANCE AND PORTFOLIO REVIEW

full value, we are content to hold on to large positions in both firms. National Instruments makes software for measurement and automation products used by engineers and scientists. In spite of a growing business, its price began to fall in early March, and we added to our stake in April and June.

   The price of insurer and reinsurer White Mountains Insurance Group climbed a bit in the first quarter before soaring in May. Expanding business (and consequent raves from Wall Street) helped the price of business and management technology consultant Keane to keep climbing up through the first half. A softening economy did little to impede the performance of two large holdings in the retail sector: Closeout retailer Big Lots (formerly Consolidated Stores) saw its growing business reflected in its stock price in the first quarter before performance cooled off in April, when we added significantly to our position. The price of discount retailer Ross Stores climbed through February, then dipped before recovering in April.

   Information technology services was an area within Technology that staged a comeback in the second quarter. Solid gains came from Gartner Group, a leading tech-nology research firm whose growing consulting business sparked its price. We bought the stock of Perot Systems in February when many were questioning the viability of IT staffing and consulting firms in the wake of slashed IT budgets. By spring, the firm had emerged as a leader in its field with an expanding business.

   We believe that the Fund’s focus on company quality in the upper tier of the small-cap sector can guide it successfully, especially in a volatile market in which small-cap value maintains a leadership role.

		PORTFOLIO DIAGNOSTICS
			Median Market Cap.	$1,235 million
			Weighted Average P/E Ratio	14.6x

			Weighted Average P/B Ratio	2.0x
			Weighted Average Yield	0.9%
			Fund Net Assets	$774 million
			Turnover Rate	16%
			No. of Holdings	50
			Symbol	RYPRX

		TOP 10 POSITIONS % of Net Assets
			White Mountains Insurance Group	3.8%

			Woodward Governor	3.4
			Florida Rock Industries	2.8
			Lincoln Electric Holdings	2.7
			Gallagher (Arthur J.) & Company	2.7
			Big Lots	2.7
			Fair, Iassc and Co.	2.6
			Simpson Manufacturing	2.6
			Haemonetics	2.4
			Zenith National Insurance	2.4

GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Year-to-Date Through 6/30/01

Comdisco — Unfortunately, it took only one year for this company to reverse direction after a long period of growth, as this technology leasing and services company entered disastrously costly Internet ventures and began to flirt with bankruptcy. New management is attempting to restore its business, but we sold our position in May.

		PORTFOLIO SECTOR BREAKDOWN % of Net Assets
Focal Communications	$2,496,257		Technology	25.9%
Washington Group International	7,880,803		Financial Intermediaries	13.5
Blanch (E.W.) Holdings	5,492,646		Industrial Products	13.0
National Instruments	5,402,205		Financial Services	9.2
Gallagher (Arthur J.) & Co.	4,729,049		Industrial Services	8.8
			Consumer Products	7.2
Washington Group International — This large-scale engineering and construction company could not dig its way out of its costly acquisition of Raytheon’s construction unit. Resulting overruns drove it to bankruptcy and a potentially lengthy lawsuit against Raytheon.			Natural Resources	5.3
			Health	2.4
			Consumer Products	1.7
			Cash & Cash Equivalents	13.0

		RISK/RETURN COMPARISON Inception (12/31/91) through 6/30/01
			Average Annual Total Return	Standard Deviation	RUR*

		Royce Premier Fund	14.2%	11.4	1.25
		Russell 2000	12.6	17.6	0.72
		* Return per unit of risk (RUR) is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001 | 23

ROYCE TRUST& GIFTSHARES FUND†
AVERAGE ANNUAL TOTAL RETURNS Through 6/30/01				MANAGER’S DISCUSSION
Jan-June 2001*			19.72%	W	hile Royce Trust & GiftShares Fund (RTG) was not exactly a model of consistency in the first half of 2001, we were
1-Year			24.29

pleased with its performance. The Fund was up 19.7% for the year-to-date period ended 6/30/01, well ahead of its small-cap benchmark, the Russell 2000, which was up 6.9% for the same period. The Fund, which typically holds a limited number of small- and micro-cap companies, struggled in the first-quarter downturn, although its -3.8% return was ahead of the Russell 2000’s return of -6.5%. Boosted by holdings in the micro-cap sector, RTG then

3-Year			26.03
5-Year			25.58
Since Inception (12/27/95)			26.11
*Not annualized.

rebounded in the second-quarter rally, with a return of 24.5%, ahead of the Russell 2000’s return of 14.4% for the same period. The Fund’s average annual total return since inception (12/27/95) was 26.1%.

CALENDAR YEAR TOTAL RETURNS				The Fund’s participation in the second-quarter upswing was
Year			RTG

partly engineered by strong performances from Technology and tech-related companies. Three of the Fund’s information technology (IT) services firms — perhaps benefiting from their service-related businesses and more conservative valuations — did fairly well in the first quarter before flourishing in the second. A fast-rising price led us to sell most of our position in Keane, a business and technology consultant, in April and June. Expanding international business in a variety of industries helped the performance of IMRglobal, prompting us to trim our position in March. We added to our position in Perot Systems, an IT consulting and staffing company because we

2000			11.7%
1999			41.8
1998			19.5
1997			26.0
1996			25.6

like its disciplined management and growing business with Fortune 500 companies. The firm appears to have emerged as a leader in a business that has undergone considerable growing pains over the past eighteen months.

MORNINGSTAR VOLATILITY MEASURES*					GOOD IDEAS THAT WORKED Net Realized And Unrealized Gain Year-To-Date Through 6/30/01		Ocular Sciences — Growing revenues opened eyes on Wall Street, helping to boost the price of this highly profitable prescription contact lens manufacturer and marketer. We continued to build our position through the spring.
	RDF	Category Median	Best Quartile Breakpoint		Ocular Sciences	$564,399
Standard Deviation	27.97	28.56	22.54		Covance	494,782
Mstar Risk Ratio	0.73	1.12	0.83		BKF Capital Group	489,752
Beta	0.78	0.92	0.70		IMRglobal Corporation	468,842
*Three years ended 6/30/01. Category Median and Best Quartile Breakpoint based on 341 small-cap objective funds (lowest expense class only) with at least three years of history.					Perot Systems Cl. A	416,375
					Covance — This contract research organization providing product development services to the pharmaceutical, biotechnology and medical device industries, weathered the first-quarter downturn fairly well before its price started climbing in April after the company reduced debt and sold off some businesses.
					† All performance and risk information presented herein is for ROF’s Investment Class. Shares of ROF’s Institutional Service Class, which commenced operations on May 22, 2000, bear an annual distribution expense which is not borne by the Investment Class.
THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001 | 24

PERFORMANCE AND PORTFOLIO REVIEW

   Good news also came from other Technology industries. The price of DVD and other multimedia mixed-signal software developer, ESS Technology, rebounded in the spring after suffering through a long period of decline. Increasing market share helped the price of multi-market semiconductor manufacturer Fairchild Semiconductor to bounce back in the second quarter. Top-ten holdings JDA Software and technology and data services provider CNET Networks, which we first bought in March, also rallied in the second quarter. The Fund enjoyed successes in more traditional cyclical industries as well. The price of investment manager BKF Capital Group rose steadily through the first half, as investors began to take notice of what we regard as a well-run, conservatively capitalized company in a growing industry. In contrast to much of the stock market, the price of Delta Apparel, a company that supplies sportswear, fleeces and other apparel, skyrocketed early in the year before cooling off slightly in the spring. We are content to hold on to a large position.

   On the down side, we may have moved too soon to sell off the Fund’s position during March in Exelixis, a biotech firm involved in comparative genomics and model system genetics. After a precipitous first-quarter plunge, its price began to climb in April. A lower price did not deter us from maintaining a good-sized position in insurance broker Arthur J. Gallagher & Co. Its price had more than doubled in 2000 before slipping late in the first quarter, although its business continued to grow.

   We believe that the current volatile market, accompanied by ongoing economic uncertainty, can continue to reward an active management style that emphasizes business fundamentals and pays close attention to trying to manage risk.

			PORTFOLIO DIAGNOSTICS
				Median Market Cap.	$517 million
				Weighted Average P/E Ratio	14.0x*

				Weighted Average P/B Ratio	1.6x
				Weighted Average Yield	0.6%
				Fund Net Assets	$31 million
				Turnover Rate	22%
				No. of Holdings	57
				Symbol (Investment Class) (Consultant Class)	RGFAX RGFCX
			* Excludes 21% of portfolio holdings with zero or negative earnings as of 6/30/01.

			TOP 10 POSITIONS % of Net Assets
				Covance	3.6%

				Ocular Sciences	3.6
				BKF Capital Group	3.4
				Perot Systems Cl. A	3.2
				Delta Apparel	3.1
				IMRglobal Corporation	2.9
				CNET Networks	2.7
				Ritchie Bros. Auctioneers	2.5
				JDA Software Group	2.5
				Richardson Electronics	2.5

GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Year-to-Date Through 6/30/01		DiamondCluster International Cl. A — We bought shares of this technology and e-business consultant after a severe drop in its stock price. Almost immediately afterward, it fell even further, leading us to take our loss and move on.	PORTFOLIO SECTOR BREAKDOWN % of Net Assets
DiamondCluster International Cl. A	$194,375			Technology	33.7%
INT Media Group	185,110			Industrial Services	15.2
Exelixis	181,255			Financial Intermediaries	13.8
Blanch (E.W.) Holdings	153,698			Natural Resources	8.1
Gallagher (Arthur J.) & Co.	116,250			Financial Services	7.3
				Health	4.9
INT Media Group — Formerly internet.com, this e-business and internet technology network services firm saw its stock price decline in spite of its growing business. Taking advantage of low prices, we added to our position in March.				Consumer Services	4.2
				Industrial Products	3.7
				Consumer Products	3.1
				Miscellaneous	4.4
				Cash & Cash Equivalents	1.6

			RISK/RETURN COMPARISON Inception (12/27/95) through 6/30/01
				Average Annual Total Return	Standard Deviation	RUR*

			Royce Trust & GiftShares Fund	26.1%	17.5	1.49
			Russell 2000	10.8	21	0.51
			* Return per unit of risk (RUR) is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001 | 25

ROYCE SELECT FUND
AVERAGE ANNUAL TOTAL RETURNS Through 6/30/01		MANAGER’S DISCUSSION
Jan-June 2001*	16.80%	R	oyce Select Fund (RSF) enjoyed a solid first half. The Fund was up 16.8% for the year-to-date period ended 6/30/01, well
1-Year	24.38

ahead of its small-cap benchmark, the Russell 2000, which was up 6.9% for the same period. From our point of view, RSF’s first-half performance was an intriguing mix of the familiar and the new. The Fund’s holdings in traditional cyclical industries helped it weather the bearish climate in the first quarter, when the Fund was down -1.4% versus -6.5% for the Russell 2000. Many of these same companies performed well in tandem with certain holdings in the Technology sector to help RSF have a strong second quarter, up 18.4% versus 14.4% for the Russell 2000. The Fund’s average annual total return since inception (11/18/98) was 29.4%.

Since Inception (11/18/98)	29.36
* Not annualized.

CALENDAR YEAR TOTAL RETURNS		Value’s ongoing market leadership seemed to help the performance of investment manager BKF Capital Group. The firm’s
Year 2000 1999	RTG 15.0% 35.4

primary business is large-cap value manager John Levin & Co., which we regard as an experienced and talented asset management company. Its stock price rose steadily through the first half. Growing net sales and improved earnings led Wall Street to spruce up its assessment of retailer Urban Outfitters. Investors soon followed suit, as its price climbed between January and the end of June. We sold our position in airfreight and surface transporter Fritz Companies in March at a large gain. Its stock price soared in January when United Parcel Service (UPS) announced that it would buy the firm. AirNet Systems, a time-sensitive air transporter with a specialization in the banking business, has management and financials that we like. Its historically recession-resistant business helped keep its stock price airborne through the first half.

  Concentrated portfolio of small-and micro-cap securities

  Unlike any other mutual fund presently offered, RSF utilizes an all-inclusive expense structure that varies in relation to the Fund’s performance

  Designed for qualified investors, those with a net worth exceeding $1.5 million
			GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Year-to-Date Through 6/30/01		Ocular Sciences — Growing revenues opened eyes on Wall Street, helping to boost the price of this highly profitable prescription contact lens manufacturer and marketer. We continued to build our position through the spring.
			Ocular Sciences	$336,718
			Willbros Group	245,704
			Gartner Group Cl. A	238,620
			Covance	212,066
			Cornell Companies	161,936
			Willbros Group — Although the prices of oil and gas stocks suffered a bit of a first-half correction, the growing business of this oil and gas construction contractor helped to keep its price gushing. We sold our position in June.
THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001 | 26

PERFORMANCE AND PORTFOLIO REVIEW

   In the Technology sector, the Fund benefited from strong second-quarter returns from three companies in information technology (IT) services. Gartner Group is a leader in technology research and consulting whose growing business attracted investors’ attention. Perot Systems emerged as a profitable and growing firm in the IT staffing and consulting fields. Increased earnings and brisk business growth led to a rising stock price for e-business and technology consultant IMRglobal. Although we still like its niche business, we sold our position in June as its price skyrocketed.
   Technology held its share of first-half disappointments as well. INT Media Group (formerly internet.com), an e-business and internet technology network services firm, saw its stock price slip, even as business grew. We added to our position in March after its price fell to what we thought was an attractive level. Financial Intermediaries, the Fund’s second-largest sector, is dominated by insurance companies, one of last year’s most profitable industries. The first half saw most of the Fund’s holdings post small gains. We may have overstayed our welcome with title insurer Fidelity National Financial after its price nearly doubled in 2000. Unfortunately, we did not sell our position until March of this year, although our overall experience with the stock was profitable.
   We are confident going forward that Royce Select Fund’s portfolio containing a limited number of small- and micro-cap stocks can continue to shine in the current volatile stock market that has rewarded value approaches.

			PORTFOLIO DIAGNOSTICS
			Median Market Cap.	$603 million
			Weighted Average P/E Ratio	13.7x*

			Weighted Average P/B Ratio	1.4x
			Weighted Average Yield	0.6%
			Fund Net Assets	$16 million
			Turnover Rate	21%
			No. of Holdings	54
			Symbol	RYSFX
			* Excludes 23% of portfolio holdings with zero or negative earnings as of 6/30/01.

			TOP 10 POSITIONS % of Net Assets
			Gartner Group Cl. An	3.9%

			Ocular Sciences	3.8
			Erie Indemnity Company Cl. A	3.6
			CNET Networks	2.9
			PMA Capital Cl. A	2.8
			Covance	2.7
			Peak International	2.6
			Cornell Companies	2.5
			Zenith National Insurance	2.5
			Florida Rock Industries	2.4

GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Year-to-Date Through 6/30/01		Comdisco — Unfortunately, it took only one year for this company to reverse direction after a long period of growth, as this technology leasing and services company entered disastrously costly Internet ventures and began to flirt with bankruptcy. New management is attempting to rebuild its core business.	PORTFOLIO SECTOR BREAKDOWN % of Net Assets
Comdisco	$303,225		Technology	27.7%
GenRad	160,000		Financial Intermediaries	15.4
INT Media Group	107,219		Industrial Services	14.2
T/R Systems	86,975		Consumer Services	11.2
Sotheby’s Holdings Cl. A	70,575		Health	8.1
			Industrial Products	8.0
GenRad — We are still attracted by the long-term potential of this computer-based testing and development equipment maker, but ongoing earnings shortfalls continued to keep its stock price falling.			Natural Resources	5.3
			Financial Services	5.1
			Consumer Products	2.1
			Cash & Cash Equivalents	2.9

THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001 | 27

UPDATES AND NOTES TO PERFORMANCE AND RISK INFORMATION
NOTABLE QUOTABLE

“We don’t believe that higher interest rates got us into this bind, so lower interest rates aren’t likely to be the magic elixir that gets us out.”

— Doug Cliggott, Chief Equity Strategist, J.P. Morgan Securities, Barron’s, April 23, 2001

“We think that the best way to create wealth over time is to control risk. It’s a principal that I learned in the air force where I served as a bomber pilot in Vietnam. Being a good pilot is all about managing risk, kind of like being a good money manager.”

— John Calamos, Smart Money, May 2001

“Risk has nothing to do with the volatility of returns and everything to do with the probability of permanent capital loss.”

— Bob Goldfarb, Sequoia Fund, Outstanding Investor Digest, April 20, 2001

“People don’t buy (stocks) because of ’reasons.’ They buy because of ’feelings.’

— Daniel Turov, Barron’s, May 21, 2001

“A portfolio that is down 50% and then goes up 50% is still down 25%.”

— Barton Biggs, What to do About Tech: Morgan Stanley Dean Witter, April 24, 2001

NOTES TO PERFORMANCE AND RISK INFORMATION

    All performance information is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results or volatility. Investment return and principal value will fluctuate, so that shares may be worth more or less than their original cost when redeemed. The Royce Funds invest primarily in securities of small-cap and/or micro-cap companies that may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the prospectus). The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely those of Royce, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment in tentions with respect to those securities reflect Royce’s opinions as of June 30, 2001 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
   Morningstar proprietary risk ratio measures a fund’s downside volatility relative to all equity funds, which have an average score of 1.00. The lower the risk ratio, the lower a fund’s downside volatility has been. Beta is a measure of sensitivity to market movements compared to the unmanaged S&P Index, with the beta of the S&P 500 equal to 1.00. A low beta means that a fund’s market-reflected volatility has been low. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility.
   The Russell 2000, Russell 2000 Value, Russell 2000 Growth, Nasdaq Composite, Nasdaq 100 and S&P 500 are unmanaged indices of domestic common stocks. The Royce Funds and Royce Trust & GiftShares Fund are service marks of The Royce Funds. Distributor: Royce Fund Services, Inc.

THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001 | 28

SCHEDULES OF INVESTMENTS			JUNE 30, 2001 (unaudited)

PENNSYLVANIA MUTUAL FUND

COMMON STOCKS – 93.7%
	SHARES	VALUE		SHARES	VALUE
Consumer Products – 7.7%			Hanmi Financial [a]	23,420	$ 455,519
Apparel and Shoes—3.4%			Oriental Financial Group	84,833	1,611,827
Garan	89,500 $	3,056,425			8,364,941
K-Swiss Cl. A	96,300	2,323,719	Insurance—9.3%
Nautica Enterprises [a]	102,100	2,085,903	Argonaut Group [d]	104,900	2,108,490
Oshkosh B’Gosh Cl. A	110,100	3,660,825	Baldwin & Lyons Cl. B	115,678	2,429,238
Weyco Group [c]	196,600	4,649,590	Capitol Transamerica	140,600	2,141,338
Wolverine World Wide	190,300	3,400,661	Commerce Group	32,542	1,197,220
		19,177,123	Leucadia National	57,200	1,856,140
Collectibles—0.4%			MIIX Group	276,500	2,350,250
Enesco Group [a]	364,500	2,205,225	Mutual Risk Management [d]	241,800	2,152,020
			Old Republic International	62,900	1,824,100
Food/Beverage/Tobacco—0.1%			PMA Capital Cl. A
800 JR Cigar [a,e]	34,900	453,700	PMA Capital Cl. A	241,232	4,354,238
Home Furnishing/Appliances—1.0%			PXRE Group	72,600	1,415,700
Bassett Furniture Industries	221,087	2,781,274	Proassurance[a,d]	419,254	7,232,131
La-Z-Boy [d]	70,000	1,295,000	RLI	46,681	2,096,911
Lifetime Hoan	275,099	1,950,452	Trenwick Group	206,150	4,724,958
		6,026,726	Wesco Financial [d]	13,360	4,647,944
Sports and Recreation—0.5%			White Mountains Insurance Group	18,400	6,923,000
Meade Instruments [a,d]	146,000	982,580	Zenith National Insurance	205,200	5,540,400
Oakley [a,d]	117,300	2,170,050			52,994,078
		3,152,630	Total(Cost $37,382,979)		61,359,019
			Financial Services – 3.7%
Other Consumer Products—2.3%			Information and Processing—0.5%
Burnham Corporation Cl. A	51,526	1,983,751	BARRA [a]	20,650	808,448
Lazare Kaplan International [a]	167,600	854,760	Fair, Isaac and Co.	37,800	2,336,796
Matthews International Cl. A	138,200	6,076,308			3,145,244
Velcro Industries	376,500	4,056,788	Insurance Brokers—1.9%
		12,971,607	Aon	67,000	2,345,000
Total(Cost $24,161,962)		43,987,011	Clark/Bardes Holdings [a]	111,100	2,510,860
			Crawford & Co. Cl. A	246,875	3,085,937
Consumer Services – 6.7%			Gallagher (Arthur J.) & Company	102,900	2,675,400
Leisure/Entertainment—1.2%					10,617,197
Thor Industries	209,300	6,900,621	Investment Management—1.3%
Retail Stores—4.9%
Big Lots [a]	404,200	5,529,456	BKF Capital Group [a]	101,000	3,353,200
Buckle (The) [a]	127,200	2,404,080	John Nuveen Company Cl. A	67,800	3,840,870
Cato Cl. A	265,100	5,174,752			7,194,070
Charming Shoppes[a]	845,900	5,075,400	Total(Cost $9,983,702)		20,956,511
Claire’s Stores	125,900	2,437,424	Health – 9.5%
Pier 1 Imports	192,000	2,208,000	Commercial Services—2.6%
Ross Stores [d]	135,200	3,238,040	IDEXX Laboratories [a,d]	39,900	1,246,875
Stein Mart [a]	37,500	387,750	PAREXEL International [a]	223,500	4,358,250
Urban Outfitters [a]	149,400	1,604,556	Perrigo [a]	168,600	2,813,934
		28,059,458	Quintiles Transnational [a,d]	125,600	3,171,400
Other Consumer Services—0.6%			Young Innovations [a]	129,000	2,889,600
Cheap Tickets [a,d]	111,900	1,689,690			14,480,059
Sotheby’s Holdings Cl. A [a]	94,500	1,524,285	Drugs and Biotech—3.7%
		3,213,975	Antigenics [a,d]	228,100	4,504,975
Total(Cost $27,537,459)		38,174,054	†Biopure Corporation Cl. A [a,d]	107,800	2,842,686
Financial Intermediaries – 10.8%			BioReliance [a]	117,800	1,531,400
Banking—1.5%			†DUSA Pharmaceuticals [a,d]	145,000	2,070,600
BOK Financial [a]	58,298	1,568,216	Lexicon Genetics [a]	297,200	3,715,000
Baker Boyer Bancorp	31,300	1,878,000	†Martek Biosciences [a,d]	117,800	3,357,300
Community Banks	72,408	2,161,379	Organogenesis [a]	367,600	2,720,240
F & M Bancorporation (OK) [a]	13,800	690,000			20,742,201
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.			THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001 | 29

SCHEDULES OF INVESTMENTS

PENNSYLVANIA MUTUAL FUND (continued)

	SHARES	VALUE		SHARES	VALUE
Health (continued)			Textiles—0.8%
Health Services—0.5%			Fab Industries	202,232	$ 2,861,583
aaiPharma [a]	156,800	$2,460,192	Unifi [a]	235,500	2,001,750
MedQuist [a,d]	20,000	593,600			4,863,333
		3,053,792	Other Industrial Products—2.1%
Personal Care—1.3%			BHA Group Holdings	189,857	2,591,548
Ocular Sciences[a]	220,000	5,588,000	Baldor Electric	108,100	2,310,097
Regis	96,900	2,033,931	Hillenbrand Industries	19,700	1,125,067
		7,621,931	Kimball International Cl. B	188,900	3,419,090
Surgical Products and Devices—1.4%			Myers Industries	152,509	2,302,886
Arrow International[d]	139,100	5,341,440	Trinity Industries [d]	7,900	161,950
Osteotech [a]	165,000	750,750			11,910,638
STERIS [a]	51,900	1,040,595	Total(Cost $41,743,941)		85,195,753
†Varian Medical Systems [a,d]	10,000	715,000	Industrial Services – 12.7%
		7,847,785	Commercial Services—6.2%
Total(Cost $35,971,494)		53,745,768	ABM Industries	91,600	3,412,100
Industrial Products – 15.0%			CDI Corporation [a]	134,600	2,286,854
Building Systems and Components—2.9%			Carlisle Holdings [a,d]	338,600	1,740,404
Falcon Products	192,900	1,369,590	Cornell Companies [a]	297,400	4,148,730
International Aluminum	29,200	613,200	Covance [a]	174,100	3,943,365
Liberty Homes Cl. A	93,350	494,755	Manpower [d]	40,000	1,196,000
Preformed Line Products Company	189,786	3,416,148	Modis Professional Services [a]	142,700	984,630
Simpson Manufacturing[a,d]	150,900	9,129,450	New Horizons Worldwide [a]	90,900	1,264,419
Skyline	52,900	1,438,880	RCM Technologies [a]	161,300	782,305
		16,462,023	RemedyTemp Cl. A [a]	317,000	4,517,250
Construction Materials—3.0%			Sevenson Environmental Services	257,840	3,384,150
Ash Grove Cement Company	50,018	6,002,160	Spherion Corporation [a]	462,600	4,140,270
Florida Rock Industries	167,900	7,874,510	Wackenhut Corrections [a]	231,600	3,033,960
Puerto Rican Cement Company	136,900	3,251,375			34,834,437
		17,128,045	Engineering and Construction—0.3%
Industrial Components—1.6%			McDermott International [a]	155,000	1,805,750
CLARCOR	38,175	1,024,999	Food/Tobacco Processors—0.8%
Penn Engineering & Manufacturing	264,600	4,630,500	Farmer Bros.	6,175	1,438,775
Penn Engineering & Manufacturing Cl. A	94,100	1,656,160	Midwest Grain Products [a]	280,550	3,142,160
Woodhead Industries	104,650	1,779,050			4,580,935
		9,090,709	Printing—1.8%
Machinery—2.2%			Bowne & Co.	308,500	3,547,750
Lincoln Electric Holdings	277,480	7,075,740	Ennis Business Forms [d]	315,600	2,493,240
			New England Business Service	218,900	4,202,880
Nordson Corporation [d]	91,400	2,422,100			10,243,870
PAXAR [a]	194,200	2,796,480	Transportation and Logistics—3.6%
		12,294,320	AirNet Systems [a,d]	361,300	2,420,710
Paper and Packaging—0.3%			Arnold Industries	404,148	7,824,305
Liqui-Box	40,800	1,589,976	CNF	49,000	1,384,250
Pumps, Valves and Bearings—1.2%			EGL [a,d]	85,474	1,492,376
Kaydon Corporation	91,700	2,352,105	Frozen Food Express Industries [a]	602,037	1,625,500
NN	97,900	1,046,551	Heartland Express [a]	12,500	285,000
Roper Industries	78,900	3,294,075	Hub Group Cl. A [a]	73,500	955,500
		6,692,731	Knight Transportation [a,d]	65,100	1,337,805
Specialty Chemicals and Materials—0.9%			Patriot Transportation Holding [a]	85,900	1,331,450
CFC International [a]	91,100	241,870	Pittston Brink’s Group	80,730	1,799,472
Donaldson Company [d]	89,000	2,772,350			20,456,368
MacDermid	119,431	2,149,758	Total(Cost $52,011,308)		71,921,360
		5,163,978
30 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001			THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2001 (unaudited)

	SHARES	VALUE		SHARES	VALUE
Natural Resources – 7.3%			IT Services—1.6%
Energy Services—2.7%			American Management Systems [a,d]	71,000	$ 1,675,600
Carbo Ceramics [d]	108,100	$ 4,005,105	Analysts International	298,300	1,330,418
Chiles Offshore [a]	55,100	978,025	answerthink [a]	88,100	880,119
Global Industries [a,d]	89,400	1,114,818	CIBER [a,d]	301,400	2,863,300
Helmerich & Payne	31,300	964,666	IMRglobal Corporation [a,d]	152,000	1,661,360
Input/Output[a,d] Willbros Group [a]	400,500 248,250	5,086,350 3,227,250 15,376,214	Syntel [a]	56,700	436,590 8,847,387
Oil and Gas—3.3%			Semiconductors and Equipment—1.7%
Tom Brown [a]	149,100	3,578,400	ESS Technology [a]	364,200	3,860,520
Denbury Resources [a]	443,272	4,166,757	Electroglas [a]	135,000	2,389,500
NATCO Group Cl. A [a]	66,700	586,960	Exar [a]	63,400	1,252,784
PetroCorp [a,d]	120,800	1,131,896	†Fairchild Semiconductor Cl. A [a,d]	60,200	1,384,600
Pure Resources [a]	209,799	3,776,382	Helix Technology	15,000	457,200
3TEC Energy[a]	303,400	5,385,350	TTM Technologies [a]	58,700	516,560
		18,625,745			9,861,164
Precious Metals and Mining—1.3%			Software—2.3%
Anglogold ADR [b]	282,400	5,057,784	Integral Systems [a]	101,500	2,449,195
Homestake Mining [a,d]	305,300	2,366,075	JDA Software Group [a]	229,600	3,813,656
		7,423,859	National Instruments [a,d]	35,250	1,143,863
Total (Cost $26,620,450)		41,425,818	Progress Software [a]	70,000	1,134,000
Technology – 16.2%			SPSS [a,d]	102,000	1,612,620
Aerospace/Defense—4.0%			Transaction Systems Architects Cl. A [a]	198,500	3,076,750
Curtiss-Wright	165,000	8,860,500			13,230,084
Ducommun [a]	295,200	3,837,600	Telecommunication—1.2%
FLIR Systems [a]	42,600	1,066,278	†Allegiance Telecom [a,d]	113,700	1,704,363
Woodward Governor	105,772	8,921,868	Globecomm Systems [a]	80,000	536,800
		22,686,246	†PECO II [a,d]	123,200	806,960
Components and Systems—2.9%			Plantronics [a,d]	82,400	1,907,560
American Power Conversion [a]	53,100	836,325	REMEC [a,d]	159,700	1,980,280
Cognex Corporation [a]	56,100	1,898,985			6,935,963
Dionex [a,d]	107,276	3,566,927	Total (Cost $63,728,124)		92,035,444
Excel Technology [a]	119,000	2,627,520	Miscellaneous – 4.1%
Kronos [a]	31,800	1,302,210	Total (Cost $22,360,868)		23,514,736
MOCON	73,400	539,490	TOTAL COMMON STOCKS
†SBS Technologies [a,d]	50,000	946,000	(Cost $341,502,287)		532,315,474
Scitex [a]	75,000	528,750
Technitrol	48,300	1,255,800	REPURCHASE AGREEMENT – 7.8%
†Zebra Technologies Cl. A [a,d]	57,500	2,824,400 16,326,407	State Street Bank & Trust Company, 2.75% dated 6/29/01, due 7/2/01, maturity value $44,010,083 (collateralized by U.S. Treasury Notes, 7.50% due 2/15/05, valued at $44,881,709)
Distribution—1.9%			(Cost $44,000,000)		44,000,000
Arrow Electronics [a,d] Avnet Richardson Electronics [d]	113,900 216,475 225,762	2,766,631 4,853,369 3,160,668 10,780,668	TOTAL INVESTMENTS – 101 .5% (Cost $385,502,287)		576,315,474
Internet Software and Services—0.6%			LIABILITIES LESS CASH
†CNET Networks [a,d]	110,000	1,430,000	AND OTHER ASSETS – (1.5)%		(8,306,448)
INT Media Group [a,d]	238,200	952,800
Online Resources [a] †RealNetworks [a,d]	1,500 83,500	3,600 981,125	NET ASSETS – 100.0%		$568,009,026
		3,367,525

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.			THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001 | 31

SCHEDULES OF INVESTMENTS

ROYCE MICRO-CAP FUND

COMMON STOCKS – 89.1%
	SHARES	VALUE		SHARES	VALUE
Consumer Products – 6.4%			Financial Services – 2.9%
Apparel and Shoes—1.6%			Insurance Brokers—1.1%
Nautica Enterprises [a]	60,200	$ 1,229,886	Clark/Bardes Holdings [a]	50,800	$ 1,148,080
Oshkosh B’Gosh Cl. A	54,400	1,808,800	CorVel [a]	23,000	856,750

		3,038,686			2,004,830
Collectibles—0.6%			Investment Management—1.8%
Enesco Group [a]	194,100	1,174,305	BKF Capital Group[a]	99,300	3,296,760
			U.S. Global Investors Cl. A [a]	137,000	142,480
Food/Beverage/Tobacco—1.0%
800 JR Cigar [a,e]	151,900	1,974,700			3,439,240
			Total (Cost $3,305,590)		5,444,070
Home Furnishing/Appliances—0.6%
Bassett Furniture Industries	43,100	542,198	Health – 10.6%
Lifetime Hoan	90,880	644,339	Commercial Services—2.4%
			PAREXEL International[a]	115,600	2,254,200
		1,186,537
			Young Innovations[a]	103,100	2,309,440
Publishing—0.2%
Marvel Enterprises [a]	101,000	308,050			4,563,640
			Drugs and Biotech—4.7%
Sports and Recreation—0.4%			Antigenics [a]	71,000	1,402,250
Meade Instruments [a]	107,300	722,129	BioSource International [a]	61,000	384,300
Other Consumer Products—2.0%			BioReliance [a]	99,300	1,290,900
Koala Corporation [a]	61,000	244,000	† Emisphere Technologies [a]	72,600	2,110,482
Lazare Kaplan International [a]	207,600	1,058,760	Lexicon Genetics [a]	69,900	873,750
Matthews International Cl. A	47,400	2,084,059	Martek Biosciences [a]	27,200	775,200
Velcro Industries	34,100	367,428	Organogenesis [a]	183,800	1,360,120
			Zila [a]	284,400	759,348
		3,754,247
					8,956,350
Total (Cost $9,819,512)		12,158,654
			Health Services—0.8%
Consumer Services – 7.8%			aaiPharma [a]	57,700	905,313
Leisure/Entertainment—2.8%			CareCentric [a]	2,044	6,030
Monaco Coach [a]	45,300	1,503,960	DIANON Systems [a]	13,200	600,600
Thor Industries Winnebago Industries	104,900 11,700	3,458,553 359,775	MedPlus [a]	5,500	10,670
		5,322,288			1,522,613
			Personal Care—1.5%
Retail Stores—4.5%			Lifeline Systems [a]	20,000	395,200
Buckle (The) [a] Cato Cl. A	54,700 166,200	1,033,830 3,244,224	Ocular Sciences[a]	92,300	2,344,420
Finish Line (The) Cl. Aa Stein Mart [a] Suzy Shier	170,500 56,700 164,900	2,129,545 586,278 809,505			2,739,620
Urban Outfitters [a]	63,800	685,212	Surgical Products and Devices—1.2%
		8,488,594	Allied Healthcare Products [a]	71,000	230,750
			NMT Medical [a]	144,100	318,461
			Orthofix International [a]	30,000	804,900
			Osteotech [a]	44,000	200,200
Other Consumer Services—0.5%			Vital Signs	23,700	783,285
Cheap Tickets [a]	69,400	1,047,940			2,337,596
Total (Cost $8,122,698)		14,858,822	Total (Cost $12,478,903)		20,119,819

Financial Intermediaries – 8.5%			Industrial Products – 10.6%
Insurance—8.5%			Building Systems and Components—1.6%
Arch Capital Group [a]	19,300	303,975	Falcon Products	98,800	701,480
Capitol Transamerica Highlands Insurance Group [a]	154,855 63,200	2,358,442 306,520	Simpson Manufacturing[a]	39,200	2,371,600
IPC Holdings [a] NYMAGIC	56,900 115,300	1,346,254 2,282,940			3,073,080
Navigators Group[a]	123,100	2,326,590	Construction Materials—2.3%
Proassurance[a]	186,300	3,213,675	Florida Rock Industries	65,100	3,053,190
PXRE Group Trenwick Group	136,200 61,600	2,655,900 1,411,872	Puerto Rican Cement Company	57,500	1,365,625
Total (Cost $11,166,735)		16,206,168			4,418,815

32 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001			THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2001 (unaudited)

	SHARES	VALUE		SHARES	VALUE
Industrial Products (continued)			Knight Transportation [a]	94,500	$1,941,975
Industrial Components—1.2%			Patriot Transportation Holding [a]	13,500	209,250
Chase Industries [a] Penn Engineering & Manufacturing	29,000 58,600	$270,860 1,025,500			4,286,788
Woodhead Industries	55,800	948,600	Total (Cost $17,198,378)		21,321,856
		2,244,960	Natural Resources – 8.1%
Machinery—1.4%			Energy Services—3.0%
Astec Industries [a]	28,300	488,175	Carbo Ceramics	33,700	1,248,585
MKS Instruments [a]	15,338	441,734	Dril-Quip [a]	16,000	344,480
Micro General [a]	99,330	1,629,012	Gulf Island Fabrication [a] Input/Output[a]	55,000 194,600	792,000 2,471,420
		2,558,921	Willbros Group [a]	67,000	871,000
Pumps, Valves and Bearings—1.7%					5,727,485
Denison International ADR [a,b]	121,400	2,031,022	Oil and Gas—5.0%
NN	55,700	595,433	Denbury Resources [a]	146,100	1,373,340
Sun Hydraulics	80,500	631,925	NATCO Group Cl. A [a]	124,600	1,096,480
		3,258,380	PetroCorp[a] Pure Resources [a]	262,300 98,301	2,457,751 1,769,418
Specialty Chemicals and Materials—0.5%			3TEC Energy[a]	169,000	2,999,750
Hawkins Schulman (A.)	4,707 30,000	41,186 405,000			9,696,739
Synalloy Corporation	80,700	556,830 1,003,016	Real Estate—0.1% Liberte Investors [a]	10,000	42,300
Textiles—0.3% Fab Industries	33,600	475,440	Total (Cost $10,256,512)		15,466,524
Other Industrial Products—1.6%			Technology – 18.1%
BHA Group Holdings Cubic Corporation	74,346 47,900	1,014,823 1,513,161	Aerospace/Defense–5.0%
Quixote	19,100	545,687	Curtiss-Wright Ducommun [a]	40,600 160,400	2,180,220 2,085,200
		3,073,671	FLIR Systems [a] Herley Industries [a]	36,800 32,600	921,104 577,020
Total (Cost $12,856,226)		20,106,283	Special Metals [a] Woodward Governor	181,200 37,648	529,104 3,175,609
Industrial Services – 11.2%					9,468,257
Commercial Services—6.7%
Carlisle Holdings [a]	224,400	1,153,416	Components and Systems—3.7%
CDI Corporation [a]	51,500	874,985	CSP [a]	100,823	381,111
Cornell Companies [a]	108,400	1,512,180	DuraSwitch Industries [a]	71,000	1,099,790
New Horizons Worldwide [a]	100,200	1,393,782	Excel Technology [a]	46,800	1,033,344
On Assignment [a]	25,000	450,000	Kronos [a]	16,100	659,295
RCM Technologies [a]	93,700	454,445	MOCON	112,975	830,366
RemedyTemp Cl. A [a]	119,200	1,698,600	Perceptron [a]	126,500	170,775
Sevenson Environmental Services	177,868	2,334,518	Rainbow Technologies [a] SBS Technologies [a]	150,100 37,200	839,059 703,824
Ventiv Health [a]	66,800	1,378,752	SIPEX Corporation [a]	20,900	243,067
VISTA Information Solutions [a]	100,000	112,000	T/R Systems [a]	213,900	832,071
Wackenhut Corrections [a]	110,700	1,450,170	TransAct Technologies [a]	33,500	301,500
		12,812,848			7,094,202
Food/Tobacco Processors—0.5%
Midwest Grain Products [a]	88,450	990,640	Distribution—1.3%
Printing—1.7%			Jaco Electronics [a]	137,250	842,715
Ennis Business Forms New England Business Service	154,600 104,700	1,221,340 2,010,240	Richardson Electronics	115,300	1,614,200
		3,231,580			2,456,915
			Internet Software and Services—0.4%
			INT Media Group [a]	165,800	663,200
Transportation and Logistics—2.3%
AirNet Systems [a]	185,800	1,244,860	IT Services—1.1%
EGL [a]	22,800	398,088	Analysts International	225,100	1,003,946
Frozen Food Express Industries [a]	182,450	492,615	Covansys Corporation [a] Syntel [a]	30,900 99,400	349,170 765,380
					2,118,496

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.			THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001 | 33

SCHEDULES OF INVESTMENTS

ROYCE MICRO-CAP FUND (continued)			ROYCE TOTAL RETURN FUND

			COMMON STOCKS – 88.0%
	SHARES	VALUE		SHARES	VALUE
Technology (continued)			Consumer Products – 5.8%
Semiconductors and Equipment—1.6%			Apparel and Shoes—1.4%
ESS Technology [a]	138,500	$ 1,468,100	Garan	49,600	$ 1,693,840
Electroglas [a]	52,400	927,480	Jones Apparel Group [a]	3,000	129,600
Integrated Measurement Systems [a]	30,000	658,500	Oshkosh B’Gosh Cl. A Wolverine World Wide	46,100 132,000	1,532,825 2,358,840
		3,054,080			5,715,105
Software—3.7%
ANSYS [a]	96,900	1,813,968	Collectibles—0.4%
Deltek Systems [a]	40,000	284,800	Enesco Group [a]	134,400	813,120
Integral Systems [a] JDA Software Group [a]	62,000 76,300	1,496,060 1,267,343	Russ Berrie and Company	25,500	749,700
SPSS [a] † Transaction Systems Architects Cl. A [a]	38,300 95,900	605,523 1,486,450			1,562,820
		6,954,144	Food/Beverage/Tobacco—0.5%
			SUPERVALU	104,000	1,825,200
			Tootsie Roll Industries	6,396	246,502
Telecommunication—1.3%					2,071,702
Globecomm Systems [a]	103,400	693,814
REMEC [a]	17,600	218,240	Home Furnishing/Appliances—1.7%
†Somera Communications [a]	220,400	1,578,064	Bassett Furniture Industries	166,700	2,097,086
			Ethan Allen Interiors	10,000	325,000
		2,490,118	Flexsteel Industries La-Z-Boy	185,500 72,000	2,222,290 1,332,000
Total (Cost $26,484,013)		34,299,412	Lifetime Hoan	125,568	890,277
Miscellaneous – 4.9%
					6,866,653
Total (Cost $9,484,556)		9,275,897
			Sports and Recreation—0.7%
TOTAL COMMON STOCKS			Sturm, Ruger & Co.	283,000	2,773,400
(Cost $121,173,123)		169,257,505	Other Consumer Products—1.1%
			Hunt Corporation	50,000	325,000
REPURCHASE AGREEMENT – 11.1%			Matthews International Cl. A	15,000	659,513
State Street Bank & Trust			Toro (The)	12,500	561,875
Company, 2.75% dated 6/29/01, due 7/2/01,			Velcro Industries WD-40	212,000 23,400	2,284,300 525,096
maturity value $21,004,813					4,355,784
(collateralized by U.S. Treasury Notes,			Total (Cost $24,363,185)		23,345,464
10.00% due 11/30/02, valued at $21,422,796)
(Cost $21,000,000)		21,000,000	Consumer Services – 3.6%
TOTAL INVESTMENTS – 100.2%			Leisure/Entertainment—1.6%
(Cost $142,173,123)		190,257,505	Coachmen Industries	50,200	665,150
			†Monaco Coach [a]	101,600	3,373,120
LIABILITIES LESS CASH AND OTHER ASSETS – (0.2)%		(322,043)	Thor Industries	80,000	2,637,600
					6,675,870
NET ASSETS – 100.0%		$189,935,462	Restaurants/Lodgings—0.1%
			CBRL Group	20,000	339,000
			Retail Stores—1.9%
			American Greetings Cl. A	49,000	539,000
			Big Lots [a]	249,700	3,415,896
			Claire’s Stores	83,000	1,606,880
			Stein Mart [a]	30,000	310,200
			Urban Outfitters [a]	123,500	1,326,390
			West Marine [a]	50,000	375,000
					7,573,366
			Total (Cost $11,296,429)		14,588,236

			Financial Intermediaries – 13.3%
			Banking—1.3%
			Bank of the Ozarks	17,500	350,000
			Banknorth Group	25,000	566,250
			Chittenden Corporation	25,000	841,250
			First Midwest Financial	3,700	45,695

34 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001			THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2001 (unaudited)

	SHARES	VALUE		SHARES	VALUE
Financial Intermediaries (continued)			Surgical Products and Devices—2.0%
Banking (continued)			Arrow International	121,600	$ 4,669,440
Oriental Financial Group	40,000	$ 760,000	Invacare	45,000	1,738,350
Pacific Century Financial Susquehanna Bancshares	35,000 25,000	902,650 508,750	Varian Medical Systems [a]	23,000	1,644,500
Texas Regional Bancshares Cl. A Webster Financial	22,000 10,000	886,380 327,800			8,052,290
		5,188,775	Total (Cost $7,720,114)		13,131,337
			Industrial Products – 22.4%
Insurance—12.0%			Building Systems and Components—2.4%
Argonaut Group	125,500	2,522,550	Falcon Products	270,000	1,917,000
Capitol Transamerica	223,800	3,408,474	Fleetwood Enterprises	132,000	1,858,560
Commerce Group	36,400	1,339,156	International Aluminum	63,000	1,323,000
Erie Indemnity Company Cl. A	119,200	3,546,200	LSI Industries	66,000	1,543,740
Everest Re Group	18,000	1,346,400	Mueller (Paul) [c]	59,500	1,866,812
Fidelity National Financial Horace Mann Educators	45,000 55,000	1,105,650 1,185,250	Skyline	40,000	1,088,000
Independence Holding LandAmerica Financial Group	11,000 40,600	164,890 1,293,110			9,597,112
Liberty Financial Companies	14,800	480,260	Construction Materials—3.4%
NYMAGIC	134,300	2,659,140	Ameron International	20,500	1,368,375
Nationwide Financial Services Cl. A	15,000	654,750	Ash Grove Cement Company	27,610	3,313,200
Old Republic International	97,500	2,827,500	Florida Rock Industries	95,000	4,455,500
PMA Capital Cl. A	162,580	2,934,569	Oregon Steel Mills [a]	272,900	2,319,650
PXRE Group Proassurance [a]	166,424 143,200	3,245,268 2,470,200	Puerto Rican Cement Company	98,100	2,329,875
Protective Life RLI	10,000 79,900	343,700 3,589,108			13,786,600
Trenwick Group	186,960	4,285,123	Industrial Components—1.4%
White Mountains Insurance Group Zenith National Insurance	16,900 112,800	6,358,625 3,045,600	CLARCOR Penn Engineering & Manufacturing Cl. A	20,000 157,200	537,000 2,766,720
		48,805,523	Woodhead Industries	149,100	2,534,700
Total (Cost $41,833,220)		53,994,298			5,838,420
			Machinery—2.9%
			Lincoln Electric Holdings	188,300	4,801,650
			Minuteman International	136,480	1,354,320
			Nordson Corporation	112,600	2,983,900
Financial Services – 5.6%			PAXAR [a]	99,900	1,438,560
Insurance Brokers—2.2%			Regal-Beloit	50,000	1,040,000
Aon Crawford & Co. Cl. A	80,000 202,700	2,800,000 2,533,750			11,618,430
Gallagher (Arthur J.) & Company	135,400	3,520,400
		8,854,150	Paper and Packaging—0.6% AptarGroup	40,000	1,297,200
			Peak International [a]	133,800	856,320
			Sonoco Products	10,000	248,800
Investment Management—3.4% Federated Investors Cl. B	15,000	483,000			2,402,320
John Nuveen Company Cl. A	82,400	4,667,960	Pumps, Valves and Bearings—3.2%
†Neuberger Berman	40,000	2,720,000	Franklin Electric	66,300	5,032,170
T. Rowe Price Group	155,000	5,795,450	NN Roper Industries	227,600 66,500	2,433,044 2,776,375
		13,666,410	Sun Hydraulics Tech/Ops Sevcon	306,650 43,700	2,407,202 412,965
Total (Cost $17,021,844)		22,520,560			13,061,756
Health – 3.2%
Commercial Services—0.9%			Specialty Chemicals and Materials—3.9%
IDEXX Laboratories [a]	25,000	781,250	Arch Chemicals	122,500	2,674,175
Quintiles Transnational [a]	112,500	2,840,625	Brady Corporation Cl. A Calgon Carbon	78,700 174,000	2,843,431 1,365,900
		3,621,875	Donaldson Company Eastern	80,000 15,000	2,492,000 229,500
Health Services—0.1%			Greif Bros. Cl. A	10,000	303,500
Omnicare	20,000	404,000	MacDermid PolyOne Corporation	143,600 35,000	2,584,800 364,350
Personal Care—0.2%			Schulman (A.)	50,000	675,000
Helen of Troy [a]	65,000	574,600
Regis	22,800	478,572
		1,053,172

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.			THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001 | 35

SCHEDULES OF INVESTMENTS

ROYCE TOTAL RETURN FUND (continued)

	SHARES	VALUE		SHARES	VALUE
Industrial Products (continued)			Other Industrial Services—0.6%
Specialty Chemicals and Materials (continued)			Landauer	84,600	$ 2,538,000
Synalloy Corporation	295,000	$ 2,035,500	Total (Cost $47,360,614)		49,399,902
Teleflex	10,000	440,000
		16,008,156	Natural Resources – 5.9%
			Energy Services—1.5%
Textiles—0.5%		Carbo Ceramics	78,900	2,923,245
Fab Industries	145,100	2,053,165	Helmerich & Payne	24,600	758,172
Other Industrial Products—4.1%			Lufkin Industries	67,700	1,868,520
BHA Group Holdings	248,329	3,389,691	Penn Virginia	10,000	329,000
Baldor Electric CompX International Cl. A	130,000 89,500	2,778,100 1,069,525	Tidewater	9,000	339,300
Hillenbrand Industries Kimball International Cl. B	32,900 159,700	1,878,919 2,890,570			6,218,237
Myers Industries	38,357	579,191
Steelcase Cl. A	50,000	597,500	Oil and Gas—1.4%
Superior Uniform Group Tennant	164,200 45,800	1,591,098 1,832,000	Berry Petroleum Company Cl. A EnergySouth	20,000 23,250	290,000 506,850
		16,606,594	Husky Energy Pure Resources [a]	90,000 148,257	961,914 2,668,626
Total (Cost $82,863,617)		90,972,553	St. Mary Land & Exploration Company	20,000	467,200
			3TEC Energy [a]	30,000	532,500
					5,427,090
			Precious Metals and Mining—0.9%
Industrial Services – 12.2% Commercial Services—2.7%			Anglogold ADR[b]	206,400	3,696,624
ABM Industries	129,300	4,816,425	Real Estate—2.1%
Comdisco	213,100	283,423	Chelsea Property Group	87,500	4,103,750
Kelly Services Cl. A	60,000	1,455,000	Cousins Properties	15,000	402,750
Manpower	60,000	1,794,000	Federal Realty Investment Trust	16,000	331,840
Sevenson Environmental Services	111,276	1,460,498	Glenborough Realty Trust	25,000	482,500
Spherion Corporation[a]	115,000	1,029,250	Kimco Realty	5,000	236,750
		10,838,596	Manufactured Home Communities	10,000	281,000
Engineering and Construction—0.1%			PS Business Parks	3,000	84,000
McDermott International [a]	40,000	466,000	Thornburg Mortgage Vornado Realty Trust	115,000 20,000	1,783,650 780,800
Food/Tobacco Processors—1.8%
DIMON	325,600	3,256,000			8,487,040
Universal	104,800	4,156,368	Total (Cost $16,531,335)		23,828,991
		7,412,368
Industrial Distribution—1.9%			Technology – 11.4%
Central Steel & Wire	5,563	2,475,535	Aerospace/Defense—3.0%
Lawson Products	118,500	3,472,050	Curtiss-Wright	76,800	4,124,160
Ritchie Bros. Auctioneers [a]	56,000	1,540,000	Woodward Governor	93,600	7,895,160
					12,019,320
		7,487,585
			Components and Systems—2.3%
Printing—1.7%			Analogic	10,000	455,500
Bowne & Co.	140,000	1,610,000	Dionex [a]	11,000	365,750
Ennis Business Forms	311,500	2,460,850	Kronos [a]	15,000	614,250
New England Business Service	85,000	1,632,000	Planar Systems [a]	20,000	518,000
Standard Register (The)	56,700	1,048,950	Rainbow Technologies [a] Technitrol	105,000 164,000	586,950 4,264,000
		6,751,800	†Zebra Technologies Cl. A [a]	50,000	2,456,000
Transportation and Logistics—3.4%					9,260,450
Airborne	62,500	724,375
AirNet Systems [a]	151,500	1,015,050	Distribution—2.0%
Arnold Industries	192,300	3,722,928	Avnet	236,000	5,291,120
CNF	47,500	1,341,875	Richardson Electronics	202,400	2,833,600
EGL [a]	109,800	1,917,108			8,124,720
Frozen Food Express Industries [a]	456,635	1,232,914
Landstar System [a]	5,000	340,100	IT Services—3.4%
Pittston Brink’s Group	162,010	3,611,203	Analysts International	399,200	1,780,432
			Computer Task Group [a]	110,000	400,400
		13,905,553

36 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001			THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2001 (unaudited)

	SHARES	VALUE		VALUE
Technology (continued)			REPURCHASE AGREEMENT – 8.9%
IT Services (continued)			State Street Bank & Trust Company,
Covansys Corporation [a]	209,400	$ 2,366,220	2.75% dated 6/29/01, due
Gartner Group Cl. A [a]	277,900	3,056,900	7/2/01, maturity value
IMRglobal Corporation [a] †Perot Systems Cl. Aa	250,000 199,700	2,732,500 3,614,570	$36,008,250 (collateralized by U.S. Treasury Bonds, 6.25% due 05/15/30, valued at $36,721,567)
		13,951,022	(Cost $36,000,000)	$36,000,000
Semiconductors and Equipment—0.5%
Exar [a]	102,000	2,015,520	TOTAL INVESTMENTS – 99.2%
Helix Technology	5,000	152,400	(Cost $349,512,525)	402,214,310
Innovex [a]	30,000	110,100
		2,278,020	CASH AND OTHER ASSETS
			LESS LIABILITIES – 0.8%	3,346,252
Telecommunication—0.2%			NET ASSETS – 100.0%	$405,560,562
Communications Systems	99,000	742,500
Total (Cost $35,893,088)		46,376,032
Utilities – 0.1%
NUI Corporation	25,000	577,000
Total (Cost $578,856)		577,000

Miscellaneous – 4.5%
Total (Cost $15,591,378)		18,199,169

TOTAL COMMON STOCKS
(Cost $301,053,680)		356,933,542

PREFERRED STOCKS – 0.7%
Fleetwood Capital Trust 6.00% Conv.	70,000	1,820,000
Frontier Financing Trust 6.25% Conv.[a]	50,000	50,000
Vornado Realty Trust 6.50% Conv.	15,000	826,500
TOTAL PREFERRED STOCKS
(Cost $4,103,906)		2,696,500

	PRINCIPAL
	AMOUNT
CORPORATE BONDS – 1.6%
Charming Shoppes 7.50%
Conv. Sub. Note due 7/15/06	$4,115,000	4,068,706
HMT Technology 5.75%
Conv. Sub. Note due 1/15/04	2,750,000	302,500
Richardson Electronics 8.25%
Conv. Sub. Deb. due 6/15/06	300,000	282,000
Sizeler Property Investors 8.00%
Conv. Sub. Deb. due 7/15/03	300,000	297,000
Standard Commercial 7.25%
Conv. Sub. Deb. due 3/31/07	500,000	445,000
Sunglass Hut International 5.25%
Conv. Sub. Note due 6/15/03	1,250,000	1,189,062
TOTAL CORPORATE BONDS
(Cost $8,354,939)		6,584,268

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.			THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001 | 37

SCHEDULES OF INVESTMENTS

ROYCE LOW-PRICED STOCK FUND

COMMON STOCKS – 89.0%

	SHARES	VALUE		SHARES	VALUE
Consumer Products – 8.7%			Financial Intermediaries – 7.6%
Apparel and Shoes—1.3%			Insurance—6.9%
Nautica Enterprises [a]	204,800	$ 4,184,064	Argonaut Group	219,300	$ 4,407,930
Wolverine World Wide	201,000	3,591,870	†CNA Surety	437,500	6,125,000
		7,775,934	Highlands Insurance Group [a]	600,200	2,910,970
			Horace Mann Educators	50,000	1,077,500
Collectibles—0.3%
			†Mutual Risk Management	429,100	3,818,990
Enesco Group [a]	349,300	2,113,265
			NYMAGIC	113,300	2,243,340
Food/Beverage/Tobacco—0.6%
			Navigators Group[a]	360,200	6,807,780
†Boston Beer Company Cl. A [a]	341,700	2,945,454	PMA Capital Cl. A	122,300	2,207,515
800 JR Cigar [a,e]	60,700	789,100	†The Phoenix Companies [a] Proassurance [a]	125,000 386,000	2,325,000 6,658,500
		3,734,554	PXRE Group Trenwick Group	131,100 60,000	2,556,450 1,375,200
Home Furnishing/Appliances—1.6%					42,514,175
Bassett Furniture Industries	99,700	1,254,226
†Industrie Natuzzi ADR [b]	473,300	6,559,938
†La-Z-Boy	129,700	2,399,450
		10,213,614	Securities Brokers—0.7%
			†E*TRADE Group [a]	659,400	4,253,130
Publishing—1.2%			Total (Cost $41,126,218)		46,767,305
Marvel Enterprises [a]	461,400	1,407,270
Topps Company (The) [a]	524,200	6,127,898 7,535,168	Health – 11.8% Commercial Services—1.8%
Sports and Recreation—3.1%			PAREXEL International [a]	162,500	3,168,750
Arctic Cat	253,200	3,671,400	Perrigo [a]	325,100	5,425,919
†Callaway Golf	379,000	5,988,200	Quintiles Transnational [a]	50,000	1,262,500
Meade Instruments [a] Oakley [a] Sturm, Ruger & Co.	181,500 259,200 331,900	1,221,495 4,795,200 3,252,620 18,928,915	Young Innovations [a]	44,700	1,001,280 10,858,449
			Drugs and Biotech—7.4%
			Antigenics [a]	326,100	6,440,475
Other Consumer Products—0.6%			Aurora Biosciences [a]	77,400	2,399,400
Velcro Industries	274,700	2,959,893	†Discovery Partners International [a]	545,200	2,889,560
Total (Cost $48,595,403)		53,261,343	†DUSA Pharmaceuticals[a] †Emisphere Technologies [a]	357,000 99,000	5,097,960 2,877,930
Consumer Services – 12.2%			Genset ADR [a,b]	364,600	1,330,790
Leisure/Entertainment—3.1%			Lexicon Genetics[a]	681,100	8,513,750
Coachmen Industries	244,000	3,233,000	†Martek Biosciences [a]	149,500	4,260,750
Hasbro	115,000	1,661,750	Organogenesis [a]	808,400	5,982,160
Monaco Coach[a]	256,000	8,499,200	†VIVUS [a]	1,011,600	3,135,960
†National R.V. Holdings [a]	227,440	3,411,600	Zila [a]	990,100	2,643,567
†Winnebago Industries	80,700	2,481,525			45,572,302
		19,287,075	Health Services—0.2%
Retail Stores—8.6%			aaiPharma [a]	72,200	1,132,818
†AutoNation [a]	350,000	4,060,000	Personal Care—1.3%
Big Lots[a] Buckle (The) [a]	550,500 202,600	7,530,840 3,829,140	Ocular Sciences[a]	322,300	8,186,420
Cato Cl. A	354,600	6,921,792	Surgical Products and Devices—1.1%
Charming Shoppes[a]	1,591,000	9,546,000	STERIS [a]	130,000	2,606,500
†Circuit City Stores—Circuit City Group	150,000	2,700,000	†VISX [a]	214,200	4,144,770
Claire’s Stores	160,100	3,099,536			6,751,270
Finish Line (The) Cl. A [a]	483,300	6,036,417	Total (Cost $57,640,554)		72,501,259
Pier 1 Imports	610,400	7,019,600	Industrial Products – 4.2%
Ross Stores	80,000	1,916,000	Industrial Components—0.4%
		52,659,325	†Cable Design Technologies [a]	142,900	2,309,264
Other Consumer Services—0.5%			Machinery—1.2%
Cheap Tickets [a]	198,700	3,000,370	Lincoln Electric Holdings	290,100	7,397,550
Total (Cost $56,979,418)		74,946,770

38 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001			THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2001 (unaudited)

	SHARES	VALUE		SHARES	VALUE
Industrial Products (continued)			Precious Metals and Mining—4.5% Anglogold ADR [b] †Apex Silver Mines [a] Gold Fields ADR [b] Homestake Mining [a]	463,700 455,800 1,387,800 1,018,000	$ 8,304,867 5,187,004 6,314,490 7,889,500 27,695,861
Specialty Chemicals and Materials—0.5%
Schulman (A.)	234,900	$ 3,171,150
Textiles—0.4%
Unifi [a]	302,000	2,567,000
Other Industrial Products—1.7%			Real Estate—0.1%
†NS Group [a] Quixote †Steelcase Cl. A	225,400 50,000 460,100	3,009,090 1,428,500 5,498,195	Glenborough Realty Trust Total (Cost $48,779,579)	50,000	965,000 58,520,491
		9,935,785
			Technology – 18.0%
Total (Cost $22,773,454)		25,380,749	Aerospace/Defense—0.4%
			Ladish Company [a]	175,400	2,345,098
Industrial Services – 12.2%
Commercial Services—5.8%			Components and Systems—2.0%
CDI Corporation [a]	346,900	5,893,831	†American Power Conversion [a]	161,500	2,543,625
Carlisle Holdings [a]	702,600	3,611,364	†DuraSwitch Industries [a]	135,300	2,095,797
Comdisco	603,300	802,389	PC-Tel [a]	297,000	2,735,370
Cornell Companies [a]	190,000	2,650,500	Rainbow Technologies [a]	283,100	1,582,529
Covance [a] RemedyTemp Cl. A [a] Sevenson Environmental Services Spherion Corporation [a] Wackenhut Corrections [a]	343,200 273,500 145,026 690,800 231,800	7,773,480 3,897,375 1,903,466 6,182,660 3,036,580 35,751,645	†Read-Rite [a]	591,600	3,153,228 12,110,549
			Distribution—1.5%
			†Daisytek International [a]	299,800	4,721,850
			Richardson Electronics	327,300	4,582,200 9,304,050
Engineering and Construction—2.2%			Internet Software and Services—1.6%
†Clayton Homes	235,000	3,694,200	†CNET Networks [a]	275,000	3,575,000
†Dycom Industries [a]	100,000	2,293,000	INT Media Group [a]	735,000	2,940,000
McDermott International [a]	580,000	6,757,000	†RealNetworks [a]	268,500	3,154,875
Stone & Webster [a]	491,000	643,210

		13,387,410			9,669,875

			IT Services—3.2%
Industrial Distribution—0.5%			CIBER [a]	175,000	1,662,500
Kaman Corporation Cl. A	172,000	3,044,400	Covansys Corporation [a]	110,300	1,246,390
Printing—1.1%			Perot Systems Cl. A [a]	548,800	9,933,280
Bowne & Co.	167,000	1,920,500	†Sapient Corporation [a]	298,000	2,905,500
Ennis Business Forms	389,100	3,073,890	Syntel [a]	479,400	3,691,380
New England Business Service	89,300	1,714,560
					19,439,050
		6,708,950
			Semiconductors and Equipment—2.9%
Transportation and Logistics—2.6%			ESS Technology [a]	812,400	8,611,440
AirNet Systems [a]	217,200	1,455,240	Electroglas [a]	172,600	3,055,020
Arnold Industries	408,500	7,908,560	PRI Automation [a]	60,000	1,111,500
†EGL [a]	300,000	5,238,000	†Semitool [a]	190,000	2,266,700
Knight Transportation [a]	54,000	1,109,700	TTM Technologies [a]	338,700	2,980,560

		15,711,500			18,025,220

Total (Cost $66,674,438)		74,603,905
			Software—3.8%
Natural Resources – 9.5%			ANSYS [a]	358,500	6,711,120
Energy Services—1.9%			Integral Systems [a]	82,600	1,993,138
Global Industries [a]	225,000	2,805,750	JDA Software Group [a]	177,400	2,946,614
Input/Output [a]	688,500	8,743,950	Progress Software [a]	92,100	1,492,020
			Transaction Systems Architects Cl. A [a]	653,900	10,135,450
		11,549,700
					23,278,342
Oil and Gas—3.0%
Denbury Resources [a]	173,400	1,629,960	Telecommunication—2.6%
Husky Energy	61,323	655,416	Garmin [a]	25,000	571,250
NATCO Group Cl. A [a]	434,800	3,826,240	Globecomm Systems [a]	486,600	3,265,086
Pure Resources [a]	138,873	2,499,714	†Plantronics [a]	95,000	2,199,250
3TEC Energy [a]	546,400	9,698,600

		18,309,930

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.			THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001 | 39

SCHEDULES OF INVESTMENTS

ROYCE LOW-PRICED STOCK FUND (continued)			ROYCE OPPORTUNITY FUND
			COMMON STOCKS – 91.9%
	SHARES	VALUE		SHARES	VALUE
Technology (continued)			Consumer Products – 4.5%
Telecommunication (continued)			Apparel and Shoes—0.9%
REMEC [a]	320,100	$ 3,969,240	Brown Shoe Company	226,700	$ 4,091,935
†Somera Communications [a]	867,900	6,214,164	Hartmarx [a]	445,000	1,116,950

		16,218,990			5,208,885

Total (Cost $90,009,339)		110,391,174	Home Furnishing/Appliances—1.5%
			Bush Industries Cl. A	179,000	2,353,850
Miscellaneous – 4.8%			Congoleum Corporation Cl. A [a]	200,300	600,900
Total (Cost $29,892,292)		29,634,998
			Dixie Group [a]	239,400	1,137,150
			Oneida	70,000	1,423,100
TOTAL COMMON STOCKS			Salton [a]	162,500	2,892,500
(Cost $462,470,695)		546,007,994			8,407,500
REPURCHASE AGREEMENT – 12.2%			Publishing—0.4%
State Street Bank & Trust Company, 2.75% dated 6/29/01, due 7/2/01, maturity value $75,017,188 (collateralized by U.S. Treasury Bonds, 6.75% due 8/15/26, valued at $76,505,539) (Cost $75,000,000)		75,000,000	Topps Company (The) [a]	189,700	2,217,593
			Sports and Recreation—0.5%
			Cannondale Corporation [a]	195,000	768,300
			Coastcast Corporation	255,700	2,032,815
					2,801,115
			Other Consumer Products—1.2%
			Cross (A. T.) & Company Cl. A [a]	205,000	1,363,250
TOTAL INVESTMENTS – 101.2%			†Playtex Products [a]	324,500	3,472,150
(Cost $537,470,695)		621,007,994	Polaroid [a]	411,400	1,069,640
LIABILITIES LESS CASH			Velcro Industries	85,000	915,875

AND OTHER ASSETS – (1.2)%		(7,292,958)			6,820,915

			Total (Cost $26,543,986)		25,456,008

NET ASSETS – 100.0%		$613,715,036
			Consumer Services – 9.9%
			Direct Marketing—1.4%
			†Coldwater Creek [a]	121,000	3,146,000
			Spiegel Cl. A	425,000	4,109,750
			Traffix [a]	217,400	728,290

					7,984,040

			Leisure/Entertainment—4.0%
			AMC Entertainment [a]	299,100	3,888,300
			†Aztar [a]	245,000	2,964,500
			Metro-Goldwyn-Mayer [a]	125,000	2,831,250
			Steinway Musical Instruments [a]	147,500	2,603,375
			†Take-Two Interactive Software [a]	195,000	3,617,250
			3DO [a]	132,900	967,512
			†Orient-Express Hotels [a]	149,300	3,292,065
			Vail Resorts [a]	120,100	2,245,870

					22,410,122

			Restaurants/Lodgings—0.8%
			Chart House Enterprises [a]	106,100	207,956
			IHOP Corporation [a]	141,600	3,801,960
			Piccadilly Cafeterias [a]	202,900	308,408

					4,318,324

			Retail Stores—3.1%
			Bombay Company (The) [a]	400,600	1,081,620
			Burlington Coat Factory Warehouse	137,800	2,756,000
			†Gart Sports Company [a]	111,000	2,442,000
			Good Guys (The) [a]	287,000	1,056,160
			Gymboree [a]	251,000	2,133,500
			Hastings Entertainment [a]	238,600	646,606
			Phar-Mor [a]	177,700	159,930
			ShopKo Stores [a]	300,200	2,185,456

40 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001			THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2001 (unaudited)

	SHARES	VALUE		SHARES	VALUE
Consumer Services (continued)			Industrial Components—6.8%
Retail Stores (continued)			BMC Industries	418,700	$ 2,512,200
Wild Oats Markets [a]	296,400	$ 3,085,524	Cable Design Technologies [a]	135,000	2,181,600
Wilsons The Leather Experts [a]	114,800	2,129,540	Carpenter Technology	87,600	2,565,804
			Channell Commercial [a]	269,500	1,549,625
		17,676,336	CoorsTek [a]	82,500	3,093,750
Other Consumer Services—0.6%			Deswell Industries	116,600	1,795,640
Cash America International	383,900	3,263,150	ESCO Technologies [a]	57,500	1,733,625
			Flowserve [a]	89,700	2,758,275
Total (Cost $42,333,763)		55,651,972	Gundle/SLT Environmental [a]	297,000	772,200
			Hexcel Corporation [a]	342,200	4,363,050
Financial Intermediaries—3.3%			LeCroy Corporation [a]	116,000	2,954,520
Banking—1.3%			Osmonics [a]	280,000	3,864,000
Banknorth Group	76,000	1,721,400	Penn Engineering & Manufacturing	114,500	2,003,750
Sterling Bancorp	100,000	3,060,000	SPS Technologies [a]	63,500	3,009,900
Waypoint Financial	187,000	2,337,500	Timken	168,000	2,845,920

		7,118,900			38,003,859

Insurance—2.0%			Machinery—4.1%
Annuity and Life Re (Holdings)	75,000	2,681,250	Atchison Casting [a]	170,400	494,160
Fremont General	505,000	3,282,500	Baldwin Technology Company [a]	342,900	411,480
Horace Mann Educators	142,400	3,068,720	Chart Industries [a]	462,300	1,664,280
PXRE Group	115,100	2,244,450	CIRCOR International	150,000	2,707,500
			Cummins	55,000	2,128,500
		11,276,920	DT Industries [a]	190,400	1,334,704
			GSI Lumonics [a]	292,000	2,701,000
Total (Cost $12,317,047)		18,395,820	Gardner Denver [a]	161,100	3,310,605
			GenRad [a]	324,300	1,945,800
Health—3.3%			Hurco Companies [a]	194,200	544,731
Drugs and Biotech—0.8%			MTS Systems	175,000	2,413,250
Columbia Laboratories [a]	250,900	2,029,781	UNOVA [a]	465,000	3,199,200
New Brunswick Scientific [a]	195,223	888,265
QuadraMed [a]	375,000	1,781,250			22,855,210

		4,699,296	Paper and Packaging—1.2%
			Applied Extrusion Technologies [a]	257,000	1,886,380
			Longview Fibre	259,400	3,195,808
Health Services—0.7%			Peak International [a]	227,400	1,453,440
LabOne [a]	220,900	1,491,075
MIM [a]	391,100	2,346,600	Pumps, Valves and Bearings—0.2%		6,535,628

		3,837,675	NN	95,400	1,019,826

Personal Care—1.0%			Specialty Chemicals and Materials—4.8%
Herbalife International Cl. A	189,000	1,888,110	Arch Chemicals	162,500	3,547,375
Nu Skin Enterprises Cl. A	370,000	3,145,000	Calgon Carbon	390,400	3,064,640
Weider Nutrition International Cl. A	178,600	401,850	LESCO [a]	225,000	2,682,000
			Lydall [a]	203,900	2,446,800
		5,434,960	Olin Corporation	56,500	959,935
			PolyOne Corporation	275,000	2,862,750
Surgical Products and Devices—0.8%			Quaker Chemical	170,000	3,230,000
Colorado MEDtech [a]	275,600	1,072,084	Rogers [a]	40,000	1,060,000
Palomar Medical Technologies [a]	356,900	781,611	Solutia	150,000	1,912,500
SpaceLabs Medical [a]	201,200	2,454,640	Terra Industries [a]	347,500	1,355,250
			Titanium Metals [a]	400,500	4,005,000
		4,308,335
					27,126,250
Total (Cost $16,111,275)		18,280,266
			Textiles—0.2%
Industrial Products—24.0%			Burlington Industries [a]	485,700	1,117,110
Building Systems and Components—2.0%			Cone Mills [a]	121,100	156,219
AZZ	105,000	2,625,000
Fleetwood Enterprises	155,000	2,182,400			1,273,329
†Lennox International	333,000	3,646,350
†McGrath RentCorp	105,000	2,534,700

		10,988,450

Construction Materials—0.9%
Foster (L.B.) Cl. A [a]	246,700	957,196
Huttig Building Products [a]	454,100	2,302,287
Lamson & Sessions [a]	264,700	1,773,490

		5,032,973

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.			THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001 | 41

SCHEDULES OF INVESTMENTS

ROYCE OPPORTUNITY FUND (continued)
	SHARES	VALUE		SHARES	VALUE
Industrial Products (continued)			Natural Resources—4.8%
Other Industrial Products—3.8%			Energy Services—1.6%
ABC-NACO [a]	507,200	$ 527,488	Chiles Offshore [a]	172,500	$ 3,061,875
Albany International Cl. A [a]	202,526	3,827,741	Kaneb Services [a]	290,700	2,130,831
Cubic Corporation	109,500	3,459,105	Pride International [a]	80,000	1,520,000
Del Global Technologies [a]	75,000	112,500	Willbros Group [a]	166,100	2,159,300
Fansteel [a]	202,200	837,108
Griffon [a]	415,900	4,574,900			8,872,006
Maxwell Technologies [a]	125,000	2,787,500
Smith (A.O.) Corporation	200,800	3,594,320	Oil and Gas—1.5%
Stewart & Stevenson Services	45,000	1,485,000	Forest Oil [a]	115,200	3,225,600
			Nuevo Energy [a]	75,000	1,222,500
		21,205,662	†Swift Energy [a]	103,800	3,127,494
Total (Cost $117,427,007)		134,041,187	Clayton Williams Energy [a]	53,000	898,350 8,473,944
Industrial Services—11.5%			Precious Metals and Mining—1.4%
Advertising/Publishing—0.5%			Brush Engineered Materials	120,000	1,920,000
Harris Interactive [a]	319,100	797,750	Century Aluminum	190,000	3,047,600
Modem Media [a]	504,900	1,933,767	Coeur d’Alene Mines [a]	165,200	219,716
			Oglebay Norton Company	110,000	2,901,800
		2,731,517
					8,089,116

			Other Natural Resources—0.3%
Commercial Services—3.6%			Cadiz [a]	148,200	1,482,000
Ag Services of America [a]	155,000	2,084,750
Central Garden & Pet [a]	259,900	2,151,972	Total (Cost $25,534,524)		26,917,066
Covanta Energy [a]	100,900	1,862,614
Encompass Services [a]	207,900	1,860,705
Fleming Companies	141,200	5,040,840	Technology—25.9%
Interpool	100,900	1,584,130	Aerospace/Defense—8.5%
NCO Group [a]	12,000	371,160	AAR Corporation	274,500	4,693,950
Regent Communications [a]	158,500	1,900,415	BE Aerospace [a]	154,000	2,933,700
Right Management Consultants [a]	52,500	1,370,250	Curtiss-Wright	52,900	2,840,730
SCB Computer Technology [a]	724,400	362,200	DRS Technologies [a]	110,200	2,532,396
Volt Information Sciences [a]	77,600	1,358,000	Ducommun [a]	204,000	2,652,000
			EDO Corporation	190,700	3,041,665
		19,947,036	Esterline Technologies [a]	204,000	4,437,000
			Evans & Sutherland Computer [a]	241,000	1,959,330
Engineering and Construction—0.7%			FLIR Systems [a]	174,200	4,360,226
Corrpro Companies [a]	388,700	991,185	GenCorp	321,700	4,117,760
Modtech Holdings [a]	278,801	1,909,787	Hawker Pacific Aerospace [a]	213,600	694,200
Todd Shipyards [a]	142,000	1,136,000	HEICO	115,000	2,208,000
			Herley Industries [a]	219,800	3,890,460
		4,036,972	Ladish Company [a]	210,000	2,807,700
			Moog Cl. A [a]	97,700	3,805,415
Industrial Distribution—1.8%			Paravant [a]	443,100	713,391
†Hughes Supply	233,200	5,515,180			47,687,923
Kaman Corporation Cl. A	200,000	3,540,000
Lawson Products	25,000	732,500	Components and Systems—4.7%
			Analogic	62,200	2,833,210
		9,787,680	Auspex Systems [a]	390,000	2,784,600
			Avid Technology [a]	167,700	2,632,890
Printing—1.6%			Benchmark Electronics [a]	90,000	2,192,400
Banta Corporation	80,000	2,344,000	Chyron [a]	457,900	320,530
Bowne & Co.	305,000	3,507,500	Dot Hill Systems [a]	447,900	828,615
Wallace Computer Services	201,200	3,327,848	Hypercom Corporation [a]	314,800	1,511,040
			Interphase Corporation [a]	110,000	566,500
		9,179,348	Maxtor Corporation [a]	389,200	2,043,300
			Media 100 [a]	204,000	324,360
Transportation and Logistics—3.3%			Merix Corporation [a]	123,200	2,154,768
†Alaska Air Group [a]	90,000	2,601,000	Network Equipment Technologies [a]	255,900	818,880
Alexander & Baldwin	75,000	1,931,250	Pinnacle Systems [a]	426,200	2,578,510
Arkansas Best [a]	157,600	3,632,680	Read-Rite [a]	364,900	1,944,917
Frontier Airlines [a]	157,900	1,934,275
Mesa Air Group [a]	347,500	4,291,625
OMI Corporation [a]	233,300	1,308,813
†Stelmar Shipping [a]	160,600	2,794,440

		18,494,083

Total (Cost $48,163,955)		64,176,636

42 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001			THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2001 (unaudited)

	SHARES	VALUE		SHARES	VALUE
Technology (continued)			TOTAL COMMON STOCKS
Components and Systems (continued)			(Cost $452,034,223)		$ 513,912,153
Sonic Solutions [a]	190,600	$ 251,592
Systems & Computer Technology [a]	290,000	2,624,500
			PREFERRED STOCKS—0.1%
		26,410,612	Chart House Enterprises 10.00% Conv. [a]	33,931	76,345

Distribution—0.9%			TOTAL PREFERRED STOCKS
Bell Industries [a]	192,600	481,500	(Cost $76,345)		76,345
Bell Microproducts [a]	276,900	3,311,724
Komag [a]	241,961	79,847	REPURCHASE AGREEMENT—8.2%
Reptron Electronics [a]	176,900	813,740	State Street Bank & Trust Company,
			2.75% dated 6/29/01, due
		4,686,811	7/2/01, maturity value $46,010,542
			(collateralized by U.S. Treasury
IT Services—1.4%			Notes 7.50% due 2/15/05,
AlphaNet Solutions [a]	16,500	33,660	valued at $46,924,070)
CACI International Cl. A [a]	90,900	4,272,300	(Cost $46,000,000)		46,000,000
Computer Task Group [a]	365,000	1,328,600
Computer Horizons [a]	482,500	1,500,575
Technology Solutions [a]	309,100	550,198

		7,685,333	TOTAL INVESTMENTS—100.2%
			(Cost $498,110,568)		559,988,498
Semiconductors and Equipment—5.4%
ESS Technology [a]	113,000	1,197,800	LIABILITIES LESS CASH
FSI International [a]	175,000	2,450,000	AND OTHER ASSETS—(0.2)%		(920,274)
General Semiconductor [a]	244,000	2,552,240
Innovex [a]	233,500	856,945	NET ASSETS—100.0%		$559,068,224
†Integrated Measurement Systems [a]	120,000	2,634,000
MEMC Electronic Materials [a]	400,000	3,060,000
Robotic Vision Systems [a]	333,500	550,275
Sheldahl [a]	313,600	564,480
Sigma Designs [a]	242,200	532,840
Spectrian Corporation [a]	217,500	3,480,000
Standard Microsystems [a]	228,700	4,093,730
†Virata Corporation [a]	220,200	2,609,370
White Electronic Designs [a]	338,900	1,467,437
Xicor [a]	372,500	4,123,575

		30,172,692

Software—1.7%
Epicor Software [a]	563,300	760,455
MSC.Software [a]	198,900	3,729,375
Phoenix Technologies [a]	263,000	3,839,800
Rogue Wave Software [a]	189,500	830,010
Versant Corporation [a]	251,600	402,560

		9,562,200

Telecommunication—3.3%
Adaptive Broadband [a]	653,300	228,655
Allen Telecom [a]	186,400	2,796,000
ANTEC Corporation [a]	298,300	3,698,920
C-COR.net [a]	226,600	2,719,200
Comtech Telecommunications [a]	250,500	3,507,000
†General Communication Cl. A [a]	166,200	2,011,020
Symmetricom [a]	193,900	2,838,696
Westell Technologies Cl. A [a]	460,800	691,200

		18,490,691

Total (Cost $133,633,909)		144,696,262

Miscellaneous—4.7%
Total (Cost $29,968,757)		26,296,936

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.			THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001 | 43

SCHEDULES OF INVESTMENTS

ROYCE PREMIER FUND
COMMON STOCKS—87.0%
	SHARES	VALUE		SHARES	VALUE
Consumer Products—1.7%			Industrial Services—8.8%
Apparel and Shoes—1.7%			Commercial Services—1.5%
Wolverine World Wide	748,100	$ 13,368,547	Spherion Corporation [a]	1,290,100	$ 11,546,395
Total (Cost $8,206,646)		13,368,547	Industrial Distribution—1.3%
Consumer Services—7.2% Retail Stores—7.2%			Ritchie Bros. Auctioneers [a] Transportation and Logistics—6.0%	348,000	9,570,000
Big Lots[a]	1,529,600	20,924,928	C. H. Robinson Worldwide	186,600	5,204,274
Charming Shoppes [a]	1,924,200	11,545,200	EGL [a]	962,300	16,801,758
Claire’s Stores	353,000	6,834,080	Expeditors International of
Ross Stores	688,900	16,499,155	Washington	116,600	6,995,883
Total (Cost $42,869,648)		55,803,363	Pittston Brink’s Group	788,094	17,566,615
					46,568,530
Financial Intermediaries—13.5%			Total (Cost $63,882,316)		67,684,925
Insurance—13.0%			Natural Resources—5.3%
Commerce Group	220,400	8,108,516	Oil and Gas—2.9%
Erie Indemnity Company Cl. A	557,400	16,582,650	Tom Brown [a]	557,910	13,389,840
RenaissanceRe Holdings Wesco Financial	149,100 47,000	11,048,310 16,351,300	Husky Energy	860,172	9,193,457
White Mountains Insurance Group Zenith National Insurance	77,900 694,400	29,309,875 18,748,800	Precious Metals and Mining—1.6%		22,583,297
		100,149,451	Anglogold ADR [b]	698,100	12,502,971
			Real Estate—0.8% †Trammell Crow Company [a]	550,700	6,085,235
Securities Brokers—0.5%
†E*TRADE Group [a]	610,000	3,934,500	Total (Cost $37,115,722)		41,171,503
Total (Cost $62,577,729)		104,083,951
Financial Services—9.2%			Technology—25.9%
Information and Processing—2.6%			Aerospace/Defense—5.8%
Fair, Isaac and Co.	330,450	20,428,419	Curtiss-Wright Woodward Governor	346,600 309,556	18,612,420 26,111,049
Insurance Brokers—5.0% Aon	498,500	17,447,500			44,723,469
Gallagher (Arthur J.) & Company	809,000	21,034,000	Components and Systems—3.9%
		38,481,500	†American Power Conversion [a]	364,800	5,745,600
Investment Management—1.6%			†Cognex Corporation [a]	161,300	5,460,005
John Nuveen Company Cl. A	216,800	12,281,720	Dionex [a]	356,400	11,850,300
Total (Cost $31,979,193)		71,191,639	†Zebra Technologies Cl. A [a]	155,000	7,613,600
					30,669,505
Health—2.4%			Distribution—3.6%
Surgical Products and Devices—2.4%			Arrow Electronics [a]	420,200	10,206,658
Haemonetics [a]	616,700	18,809,350	Avnet	782,147	17,535,736
Total (Cost $9,939,151)		18,809,350			27,742,394
			IT Services—8.5%
Industrial Products—13.0%			American Management Systems [a]	585,400	13,815,440
Building Systems and Components—2.6%			Gartner Group Cl. A [a]	1,339,700	14,736,700
Simpson Manufacturing [a]	331,300	20,043,650	Keane [a]	715,000	15,730,000

Construction Materials—2.8%			†Perot Systems Cl. A [a]	609,300	11,028,330
Florida Rock Industries	464,700	21,794,430	†Sapient Corporation [a]	1,080,000	10,530,000
Machinery—4.4%					65,840,470
Lincoln Electric Holdings	825,590	21,052,545	Software—1.6%
Nordson Corporation	511,600	13,557,400	National Instruments [a]	374,950	12,167,127
		34,609,945
			Telecommunication—2.5%
Pumps, Valves and Bearings—1.9%			†Allegiance Telecom [a]	198,000	2,968,020
Roper Industries	346,000	14,445,500	†McLeodUSA Cl. A [a]	1,979,000	9,083,610
Textiles—1.3% Unifi [a]	1,177,600	10,009,600	Plantronics [a]	309,500	7,164,925
					19,216,555
Total (Cost $72,804,335)		100,903,125	Total (Cost $141,657,600)		200,359,520

44 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001			THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2001 (unaudited)

		ROYCE TRUST & GIFTSHARES FUND
		COMMON STOCKS—98.4%
	VALUE		SHARES	VALUE
TOTAL COMMON STOCKS
(Cost $471,032,340)	$ 673,375,923	Consumer Products—3.1% Apparel and Shoes—3.1%
REPURCHASE AGREEMENT—10.7% State Street Bank & Trust Company,		Delta Apparel [a]	56,640	$ 971,376
2.75% dated 6/29/01, due		Total (Cost $544,177)		971,376
7/2/01, maturity value $83,019,021		Consumer Services—4.2%
(collateralized by U.S. Treasury		Retail Stores—4.2%
Bonds, 7.25% due 5/15/16,		Big Lots [a]	47,000	642,960
valued at $84,665,268)		Ross Stores	5,100	122,145
(Cost $83,000,000)	83,000,000	Urban Outfitters [a]	53,000	569,220
TOTAL INVESTMENTS—97.7%		Total (Cost $1,258,408)		1,334,325
(Cost $554,032,340)	756,375,923	Financial Intermediaries—13.8%
CASH AND OTHER ASSETS		Insurance—12.1%
LESS LIABILITIES—2.3%	17,483,223	Argonaut Group	27,200	546,720
NET ASSETS—100.0%	$ 773,859,146	Erie Indemnity Company Cl. A	15,000	446,250
		Horace Mann Educators	25,000	538,750
		Navigators Group [a]	16,000	302,400
		Proassurance [a]	39,548	682,203
		Trenwick Group	32,200	738,024
		Zenith National Insurance	20,000	540,000
				3,794,347
		Securities Brokers—1.7%
		†E*TRADE Group [a]	85,000	548,250
		Total (Cost $3,434,737)		4,342,597
		Financial Services—7.3%
		Insurance Brokers—3.9%
		Aon	20,000	700,000
		Gallagher (Arthur J.) & Company	20,000	520,000
				1,220,000
		Investment Management—3.4%
		BKF Capital Group [a]	32,300	1,072,360
		Total (Cost $1,268,384)		2,292,360
		Health—4.9%
		Drugs and Biotech—1.4%
		Lexicon Genetics [a]	35,000	437,500
		Personal Care—3.5%
		†Ocular Sciences [a]	44,100	1,120,140
		Total (Cost $950,091)		1,557,640
		Industrial Products—3.7%
		Machinery—2.3%
		Lincoln Electric Holdings	28,900	736,950
		Other Industrial Products—1.4%
		BHA Group Holdings	31,843	434,657
		Total (Cost $1,012,823)		1,171,607
		Industrial Services—15.2%
		Commercial Services—9.3%
		†Covance [a]	50,000	1,132,500
		kforce.com [a]	112,500	731,250
		New Horizons Worldwide [a]	26,000	361,660
		Spherion Corporation [a]	34,500	308,775
		Wackenhut Corrections [a]	30,500	399,550
				2,933,735

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.		THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001 | 45

SCHEDULES OF INVESTMENTS

ROYCE TRUST & GIFTSHARES FUND
	SHARES	VALUE		VALUE
Industrial Services (continued)			Miscellaneous – 4.4%
Industrial Distribution—2.6%			Total (Cost $1,371,947)	$ 1,368,840
Ritchie Bros. Auctioneers [a]	29,000	$ 797,500	TOTAL COMMON STOCKS (Cost $23,671,645)	30,965,440
Transportation and Logistics—3.3%
AirNet Systems [a]	86,000	576,200	TOTAL INVESTMENTS – 98.4%
Pittston Brink’s Group	20,570	458,505	(Cost $23,671,645)	30,965,440
Total (Cost $3,764,261)		1,034,705 4,765,940	CASH AND OTHER ASSETS LESS LIABILITIES – 1.6%	490,191
			NET ASSETS – 100.0%	$ 31,455,631
Natural Resources – 8.1%
Energy Services—4.5%
Carbo Ceramics	18,000	666,900
Input/Output [a]	59,800	759,460
		1,426,360
Oil and Gas—3.6%
Denbury Resources [a]	51,400	483,160
Pure Resources [a]	36,145	650,610
		1,133,770
Total (Cost $1,243,476)		2,560,130
Technology – 33.7%
Components and Systems—4.2%
Kronos [a]	14,000	573,300
T/R Systems [a]	45,000	175,050
Zebra Technologies Cl. A [a]	12,000	589,440
		1,337,790
Distribution—6.1%
Arrow Electronics [a]	20,000	485,800
Avnet	21,750	487,635
Brightpoint [a]	60,000	174,000
Richardson Electronics	56,100	785,400
		1,932,835
Internet Software and Services—4.5%
†CNET Networks [a]	65,000	845,000
INT Media Group [a]	140,000	560,000
		1,405,000
IT Services—7.4%
Covansys Corporation [a]	32,300	364,990
IMRglobal Corporation [a]	84,400	922,492
Keane [a]	2,000	44,000
†Perot Systems Cl. A [a]	55,000	995,500
		2,326,982
Semiconductors and Equipment—6.0%
ESS Technology [a]	49,000	519,400
Exar [a]	25,600	505,856
†Fairchild Semiconductor Cl. A [a]	30,000	690,000
PCD [a]	35,000	158,025
		1,873,281
Software—3.7%
†iGate Capital [a]	99,900	359,640
JDA Software Group [a]	47,700	792,297
		1,151,937
Telecommunication—1.8%
†Somera Communications [a]	80,000	572,800
Total (Cost $8,823,341)		10,600,625

46 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001			THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2001 (unaudited)

ROYCE SELECT FUND
COMMON STOCKS – 97.1%
	SHARES	VALUE		SHARES	VALUE
Consumer Products – 2.1%			Paper and Packaging—2.6%
Apparel and Shoes—2.1% Wolverine World Wide Total (Cost $195,280)	19,000	$ 339,530 339,530	Peak International [a] Other Industrial Products—1.5% BHA Group Holdings Total (Cost $1,311,526)	67,600 17,800	$ 432,640 242,970 1,314,260
Consumer Services – 11.2%
Retail Stores—8.4%			Industrial Services – 14.2%
Big Lots [a]	22,000	300,960	Commercial Services—8.8%
Charming Shoppes [a]	49,100	294,600	Comdisco	30,000	39,900
Claire’s Stores	10,500	203,280	Cornell Companies [a]	30,000	418,500
Ross Stores	8,900	213,155	†Covance [a]	20,000	453,000
Urban Outfitters [a]	35,000	375,900 1,387,895	RemedyTemp Cl. A [a] Wackenhut Corrections [a]	18,500 21,100	263,625 276,410 1,451,435
Other Consumer Services—2.8%
Cheap Tickets [a]	20,000	302,000	Transportation and Logistics—5.4%
Sotheby’s Holdings Cl. A [a]	10,000	161,300 463,300	AirNet Systems [a] Aramex International [a] Pittston Brink’s Group	49,100 25,300 12,813	328,970 281,336 285,602
Total (Cost $1,609,414)		1,851,195			895,908
Financial Intermediaries – 15.4%			Total (Cost $1,921,331)		2,347,343
Insurance—14.9%			Natural Resources – 5.3%
Argonaut Group	12,500	251,250	Energy Services—1.7%
Erie Indemnity Company Cl. A	19,800	589,050	Input/Output [a]	22,500	285,750
PMA Capital Cl. A	25,600	462,080	Oil and Gas—3.6%
Proassurance [a]	20,987	362,025	Denbury Resources [a]	33,000	310,200
Trenwick Group Zenith National Insurance	16,900 15,000	387,348 405,000 2,456,753	Pure Resources [a] Total (Cost $394,617)	15,268	274,824 585,024 870,774
Securities Brokers—0.5%
†Instinet Group [a]	5,000	93,200
Total (Cost $2,104,559)		2,549,953	Technology – 27.7%
			Aerospace/Defense—2.2%
Financial Services – 5.1% Insurance Brokers—3.1%			Curtiss-Wright	6,800	365,160
Aon	10,000	350,000	Components and Systems—4.1%
Gallagher (Arthur J.) & Company	6,000	156,000 506,000	†Benchmark Electronics [a] †Rainbow Technologies [a] T/R Systems [a] †Zebra Technologies Cl. A [a]	6,000 17,500 35,000 6,000	146,160 97,825 136,150 294,720
Investment Management—2.0% BKF Capital Group [a]	10,100	335,320			674,855
Total (Cost $513,016)		841,320	Distribution—2.3%
Health – 8.1%			Avnet	8,000	179,360
Commercial Services—1.1% †The TriZetto Group [a]	20,000	185,000	Richardson Electronics	14,500	203,000 382,360
Drugs and Biotech—0.8%			Internet Software and Services—4.7%
†Organogenesis [a]	17,300	128,020	†CNET Networks [a] INT Media Group [a]	37,000 71,900	481,000 287,600
Personal Care—3.9%					768,600
Ocular Sciences [a]	25,000	635,000	IT Services—8.5%
Surgical Products and Devices—2.3% Arrow International Total (Cost $985,754)	10,000	384,000 1,332,020	Covansys Corporation [a] Gartner Group Cl. A [a] †Perot Systems Cl. A [a] †Syntel [a]	15,000 58,200 17,300 37,500	169,500 640,200 313,130 288,750 1,411,580
Industrial Products – 8.0%
Construction Materials—2.4%
Florida Rock Industries	8,500	398,650
Machinery—1.5%
GenRad [a]	40,000	240,000

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.			THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001 | 47

SCHEDULES OF INVESTMENTS

ROYCE SELECT FUND (continued)
	SHARES	VALUE
Technology (continued)
Semiconductors and Equipment—3.9%
Exar [a]	15,400	$ 304,304
†Fairchild Semiconductor Cl. A [a]	15,000	345,000
Software—2.0%		649,304
†Avant! [a]	5,000	66,500
†iGate Capital [a]	72,600	261,360
		327,860
Total (Cost $3,906,101)		4,579,719
TOTAL COMMON STOCKS
(Cost $12,941,598)		16,026,114
TOTAL INVESTMENTS – 97.1%
(Cost $12,941,598)		16,026,114
CASH AND OTHER ASSETS
LESS LIABILITIES – 2.9%		473,141
NET ASSETS – 100.0%		$ 16,499,255

a	Non-income producing.
b	American Depository Receipt.
c	At June 30, 2001, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See notes to financial statements.
d	A portion of these securities were on loan at June 30, 2001. Total market value of all securities on loan at June 30, 2001 was $36,772,365, for which the Fund had received $38,607,127 as collateral.
e	A security for which market quotations are no longer readily available represents 0.1%, 1.0% and 0.1% of net assets for Pennsylvania Mutual Fund, Royce Micro-Cap Fund and Royce Low-Priced Stock Fund, respectively. This security has been valued at its fair value under procedures established by the Fund’s Board of Trustees.
†	New Additions in 2001.
Bold indicates a Fund’s largest 20 equity holdings in terms of June 30, 2001 market value.

48 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES						JUNE 30, 2001 (unaudited)

	Pennsylvania Mutual Fund	Royce Micro-Cap Fund	Royce Total Return Fund	Royce Low-Priced Stock Fund	Royce Opportunity Fund	Royce Premier Fund	Royce Trust & GiftShares Fund	Royce Select Fund

ASSETS:
Investments at value*	$532,315,474	$169,257,505	$366,214,310	$546,007,994	$513,988,498	$673,375,923	$ 30,965,440	$ 16,026,114
Repurchase agreements (at cost and value)	44,000,000	21,000,000	36,000,000	75,000,000	46,000,000	83,000,000	–	–
Cash	649,294	547,329	417,580	1,825,327	653,845	191,766	523,293	176,776
Collateral from brokers on securities loaned	38,607,127	–	–	–	–	–	–	–
Receivable for investments sold	3,115,850	–	–	–	3,165,302	21,989,597	–	–
Receivable for capital shares sold	465,591	1,361,898	3,004,861	9,142,751	2,470,421	1,679,056	6,150	299,902
Receivable for dividends and interest	393,152	47,326	740,861	352,645	250,086	464,376	8,783	6,269
Prepaid expenses and other assets	17,903	5,235	10,228	7,350	13,987	23,977	898	–

Total Assets	619,564,391	192,219,293	406,387,840	632,336,067	566,542,139	780,724,695	31,504,564	16,509,061

LIABILITIES:
Payable for collateral on securities loaned	38,607,127	–	–	–	–	–	–	–
Payable for investments purchased	12,341,735	1,960,231	232,891	17,691,153	6,073,925	4,672,302	–	–
Payable for capital shares redeemed	92,528	67,749	144,123	161,954	796,553	1,364,364	4,886	–
Payable for investment advisory fees	352,828	188,160	318,724	556,249	440,094	619,379	24,688	9,806
Accrued expenses	161,147	67,691	131,540	211,675	163,343	209,504	19,359	–

Total Liabilities	51,555,365	2,283,831	827,278	18,621,031	7,473,915	6,865,549	48,933	9,806

Net Assets	$568,009,026	$189,935,462	$405,560,562	$613,715,036	$559,068,224	$773,859,146	$ 31,455,631	$ 16,499,255

ANALYSIS OF NET ASSETS:
Undistributed net investment income (loss)	$ 1,626,522	$ (462,170)	$ 835,926	$ (282,199)	$ (23,418)	$ 975,393	$ (121,867)	$ (210,422)
Accumulated net realized gain (loss) on investments	58,349,193	7,721,586	5,039,437	2,764,522	11,653,643	(3,171,573)	2,094,909	1,539,928
Net unrealized appreciation on investments	190,813,187	48,084,382	52,701,868	83,537,356	61,877,930	202,344,384	7,293,795	3,084,516
Capital shares	70,183	15,766	46,088	53,092	60,117	72,668	2,647	96
Additional paid-in capital	317,149,941	134,575,898	346,937,243	527,642,265	485,499,952	573,638,274	22,186,147	12,085,137

Net Assets	$568,009,026	$189,935,462	$405,560,562	$613,715,036	$559,068,224	$773,859,146	$ 31,455,631	$ 16,499,255

Investment Class	$424,288,584	$187,973,287	$405,560,562	$613,715,036	$545,960,903	$773,859,146	$ 24,794,669	$ 16,499,255
Consultant/Institutional Service Class**	$143,720,442	$ 1,962,175			$ 13,107,321		$ 6,660,962

SHARES OUTSTANDING:
(unlimited number of $.001 par value shares authorized for each Fund)
Investment Class	52,370,129	15,601,420	46,087,879	53,091,552	58,704,300	72,667,925	2,073,672	95,869
Consultant/Institutional Service Class**	17,813,398	165,005			1,412,679		572,948

NET ASSET VALUES:
(Net Assets÷Shares Outstanding)
Investment Class (1)	$8.10	$12.05	$8.80	$11.56	$9.30	$10.65	$11.96	$172.10
Consultant(2)/ Institutional Service Class (1)**	$8.07	$11.89			$9.28		$11.63

*Investments at identified cost	$341,502,287	$121,173,123	$313,512,525	$462,470,695	$452,110,568	$471,032,340	$23,671,645	$12,941,598

(1) Offering and redemption price per share; shares redeemed within six months of purchase are subject to a 1% redemption fee, payable to the Fund (2% for Royce Select Fund within three years of purchase, N/A for Royce Trust & GiftShares Fund).
(2) Offering and redemption price per share; redemption price per share is equal to NAV, less applicable deferred sales charge.
** Consultant Class of Pennsylvania Mutual, Royce Micro-Cap and Royce Trust & GiftShares Funds; Institutional Service Class of Royce Opportunity Fund.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
					THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001 | 49

STATEMENTS OF CHANGES IN NET ASSETS

	Pennsylvania Mutual Fund		Royce Micro-Cap Fund		Royce Total Return Fund		Royce Low-Priced Stock Fund

	Six months ended June 30, 2001 (unaudited)	Year ended December 31, 2000	Six months ended June 30, 2001 (unaudited)	Year ended December 31, 2000	Six months ended June 30, 2001 (unaudited)	Year ended December 31, 2000	Six months ended June 30, 2001 (unaudited)	Year ended December 31, 2000

INVESTMENT OPERATIONS:
Net investment income (loss)	$ 408,232	$ 2,164,085	$ (462,170)	$ (303,915)	$ 2,332,454	$ 4,916,618	$ (307,002)	$ 24,803
Net realized gain on investments	41,281,863	84,984,913	4,924,086	17,130,565	1,736,467	16,748,202	1,517,144	6,712,281
Net change in unrealized appreciation (depreciation) on investments	44,191,497	(7,349,132)	29,054,655	1,982,564	40,988,179	21,379,719	76,456,572	4,112,898

Net increase in net assets from investment operations	85,881,592	79,799,866	33,516,571	18,809,214	45,057,100	43,044,539	77,666,714	10,849,982

DISTRIBUTIONS:
Net investment income
Investment Class	–	(350,099)	–	–	(2,319,566)	(4,694,997)	–	–
Consultant Class	–	–	–	–
Net realized gain on investments
Investment Class	–	(72,712,211)	–	(15,945,464)	–	(19,166,501)	–	(7,215,807)
Consultant Class	–	(24,481,420)	–	(171,075)

Total distributions	–	(97,543,730)	–	(16,116,539)	(2,319,566)	(23,861,498)	–	(7,215,807)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	24,672,751	34,431,014	31,284,557	46,730,466	104,393,788	89,432,404	451,615,921	115,933,760
Consultant Class	947,370	3,478,298	338,395	313,934
Value of shares issued in connection with the merger of The REvest Value Fund						14,219,512
Distributions reinvested
Investment Class	–	68,107,666	–	15,501,251	2,143,586	22,320,047	–	6,704,563
Consultant Class	–	23,248,196	–	166,690
Value of shares redeemed
Investment Class	(34,018,253)	(90,860,606)	(16,639,843)	(36,562,335)	(25,276,825)	(112,040,492)	(46,422,911)	(19,947,474)
Consultant Class	(7,066,718)	(23,384,092)	(321,876)	(54,421)

Net increase (decrease) in net assets from capital share transactions	(15,464,850)	15,020,476	14,661,233	26,095,585	81,260,549	13,931,471	405,193,010	102,690,849

NET INCREASE (DECREASE) IN NET ASSETS	70,416,742	(2,723,388)	48,177,804	28,788,260	123,998,083	33,114,512	482,859,724	106,325,024
NET ASSETS:
Beginning of period	497,592,284	500,315,672	141,757,658	112,969,398	281,562,479	248,447,967	130,855,312	24,530,288

End of period	$568,009,026	$497,592,284	$189,935,462	$141,757,658	$405,560,562	$281,562,479	$613,715,036	$130,855,312

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$ 1,626,522	$ 1,218,290	$ (462,170)	$ –	$ 835,926	$ 343,162	$ (282,199)	$ 24,803

CAPITAL SHARE TRANSACTIONS (IN SHARES):
Shares sold
Investment Class	3,400,320	4,585,196	2,835,800	4,465,895	12,682,501	12,093,855	43,715,463	12,352,253
Consultant Class	131,328	469,398	31,859	30,430
Shares issued in connection with the merger of The REvest Value Fund						1,846,690
Shares issued for reinvestment of distributions
Investment Class	–	10,478,103	–	1,621,474	254,840	3,023,805	–	740,825
Consultant Class	–	3,576,675	–	17,565
Shares redeemed
Investment Class	(4,751,092)	(12,308,898)	(1,557,584)	(3,528,780)	(3,107,559)	(15,470,590)	(4,623,836)	(2,100,105)
Consultant Class	(980,754)	(3,131,411)	(32,726)	(5,233)

Net increase (decrease) in shares outstanding
Investment Class	(1,350,772)	2,754,401	1,278,216	2,558,589	9,829,782	1,493,760	39,091,627	10,992,973
Consultant Class	(849,426)	914,662	(867)	42,762

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
50 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001

STATEMENTS OF CHANGES IN NET ASSETS
	Royce Opportunity Fund		Royce Premier Fund		Royce Trust & GiftShares Fund		Royce Select Fund
	Six months ended June 30, 2001 (unaudited)	Year ended December 31, 2000	Six months ended June 30, 2001 (unaudited)	Year ended December 31, 2000	Six months ended June 30, 2001 (unaudited)	Year ended December 31, 2000	Six months ended June 30, 2001 (unaudited)	Year ended December 31, 2000
INVESTMENT OPERATIONS:
Net investment income (loss)	$ (23,418)	$ 7,527	$ 682,431	$ 2,041,811	$ (121,867)	$ (174,310)	$ (210,422)	$ (198,409)
Net realized gain (loss) on investments	7,769,190	26,012,922	(9,435,569)	78,575,023	1,035,117	2,316,359	959,332	1,760,236
Net change in unrealized appreciation (depreciation) on investments	64,648,647	(9,403,467)	67,361,228	15,286,922	4,154,876	204,043	1,534,816	3,780
Net increase in net assets from investment operations	72,394,419	16,616,982	58,608,090	95,903,756	5,068,126	2,346,092	2,283,726	1,565,607
DISTRIBUTIONS:
Net investment income
Investment Class	–	–	–	(1,782,932)	–	–	–	–
Consultant/Institutional Service Class*	–	–			–	–
Net realized gain on investments
Investment Class	–	(26,067,358)	–	(75,474,066)	–	(2,127,550)	–	(1,127,953)
Consultant/Institutional Service Class*	–	(88,326)			–	(526,700)
Total distributions	–	(26,155,684)	–	(77,256,998)	–	(2,654,250)	–	(1,127,953)
CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	221,748,743	261,722,375	109,565,111	148,172,153	1,375,849	2,178,555	1,382,592	2,229,393
Consultant/Institutional Service Class*	11,503,834	1,172,471			326,546	1,492,773
Distributions reinvested
Investment Class	–	24,204,664	–	75,048,679	–	2,127,434	–	843,920
Consultant/Institutional Service Class*	–	88,326			–	526,700
Value of shares redeemed
Investment Class	(45,590,526)	(38,354,261)	(69,967,091)	(134,048,137)	(45,285)	(127,750)	(235,445)	(300,282)
Consultant/Institutional Service Class*	(649,377)	(32,409)			(26,184)	(75,948)
Net increase in net assets from capital share transactions	187,012,674	248,801,166	39,598,020	89,172,695	1,630,926	6,121,764	1,147,147	2,773,031
NET INCREASE IN NET ASSETS	259,407,093	239,262,464	98,206,110	107,819,453	6,699,052	5,813,606	3,430,873	3,210,685
NET ASSETS:
Beginning of period	299,661,131	60,398,667	675,653,036	567,833,583	24,756,579	18,942,973	13,068,382	9,857,697
End of period	$ 559,068,224	$299,661,131	$773,859,146	$ 675,653,036	$ 31,455,631	$24,756,579	$16,499,255	$ 13,068,382
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$ (23,418)	$ –	$ 975,393	$ 292,962	$ (121,867)	$ –	$ (210,422)	$ –
CAPITAL SHARE TRANSACTIONS (IN SHARES):
Shares sold
Investment Class	25,680,534	31,358,466	11,033,280	14,899,738	130,841	207,743	8,627	14,753
Consultant/Institutional Service Class*	1,345,004	133,551			31,735	145,370
Shares issued for reinvestment of distributions
Investment Class	–	3,214,431	–	8,026,571	–	220,690	–	6,131
Consultant/Institutional Service Class*	–	11,730			–	56,142
Shares redeemed
Investment Class	(5,336,467)	(4,611,746)	(7,072,038)	(13,616,681)	(4,714)	(12,271)	(1,449)	(2,086)
Consultant/Institutional Service Class*	(73,791)	(3,815)			(2,567)	(7,709)
Net increase in shares outstanding
Investment Class	20,344,067	29,961,151	3,961,242	9,309,628	126,127	416,162	7,178	18,798
Consultant/Institutional Service Class*	1,271,213	141,466			29,168	193,803
* Consultant Class of Royce Trust & GiftShares Fund; Institutional Service Class of Royce Opportunity Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001 | 51

STATEMENTS OF OPERATIONS			SIX MONTHS ENDED JUNE 30, 2001 (unaudited)
	Pennsylvania Mutual Fund	Royce Micro-Cap Fund	Royce Total Return Fund	Royce Low-Priced Stock Fund	Royce Opportunity Fund	Royce Premier Fund	Royce Trust & GiftShares Fund	Royce Select Fund
INVESTMENT INCOME:
Income:
Dividends	$ 2,721,303	$ 483,022	$ 3,458,543	$ 1,280,270	$ 1,925,426	$ 3,041,904	$ 82,590	$ 49,610
Interest	719,909	236,501	924,870	887,775	695,266	1,850,879	24,632	–
Total income	3,441,212	719,523	4,383,413	2,168,045	2,620,692	4,892,783	107,222	49,610
Expenses:
Investment advisory fees	2,000,200	1,180,737	1,654,013	2,491,658	2,173,183	3,515,614	134,469	260,032
Distribution fees – Investment Class	–	–	–	415,276	–	–	26,434	–
Distribution fees – Consultant/Institutional Service Class*	656,804	8,828	–	–	9,328	–	28,731	–
Shareholder servicing – Investment Class	122,127	51,175	158,579	173,633	90,127	241,659	7,428	–
Shareholder servicing – Consultant/Institutional Service Class*	28,400	3,988	–	–	6,584	–	4,037	–
Shareholder reports – Investment Class	90,807	43,051	60,480	74,236	48,271	123,509	9,499	–
Shareholder reports – Consultant/Institutional Service Class*	30,227	1,557	–	–	1,034	–	3,248	–
Administrative and office facilities	105,042	30,513	60,137	37,021	68,645	140,516	5,246	–
Custodian	63,154	38,846	45,632	65,029	107,199	59,132	11,794	–
Trustees’ fees	21,715	6,564	13,624	11,552	17,400	29,908	1,127	–
Audit	18,500	10,000	11,000	15,000	18,500	19,000	6,750	–
Registration – Investment Class	9,826	14,480	26,823	107,470	83,330	34,704	7,527	–
Registration—Consultant Class/Institutional Service Class*	6,508	3,287	–	–	2,971	–	5,120	–
Legal	9,855	2,897	5,754	3,779	6,795	13,348	3,352	–
Other expenses	34,016	8,726	14,917	7,126	16,057	32,962	2,614	–
Total expenses	3,197,181	1,404,649	2,050,959	3,401,780	2,649,424	4,210,352	257,376	260,032
Fees waived by investment adviser and distributor	(164,201)	(215,316)	–	(926,733)	–	–	(23,359)	–
Expenses reimbursed by investment adviser – Consultant/Institutional Service Class*	–	(7,640)	–	–	(5,314)	–	(4,928)	–
Net expenses	3,032,980	1,181,693	2,050,959	2,475,047	2,644,110	4,210,352	229,089	260,032
Net investment income (loss)	408,232	(462,170)	2,332,454	(307,002)	(23,418)	682,431	(121,867)	(210,422)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	41,281,863	4,924,086	1,736,467	1,517,144	7,769,190	(9,435,569)	1,035,117	959,332
Net change in unrealized appreciation (depreciation) on investments	44,191,497	29,054,655	40,988,179	76,456,572	64,648,647	67,361,228	4,154,876	1,534,816
Net realized and unrealized gain on investments	85,473,360	33,978,741	42,724,646	77,973,716	72,417,837	57,925,659	5,189,993	2,494,148
NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS	$85,881,592	$33,516,571	$45,057,100	$77,666,714	$72,394,419	$58,608,090	$5,068,126	$2,283,726
*Consultant Class of Pennsylvania Mutual, Royce Micro-Cap and Royce Trust & GiftShares Funds; Institutional Service Class of Royce Opportunity Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
52 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001

FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets End of Period (in thousands)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
PENNSYLVANIA MUTUAL FUND—INVESTMENT CLASS
†2001	$6.88	$ 0.01	$ 1.21	$ 1.22	$ –	$ –	$ –	$ 8.10	17.7%**	$424,289	1.00%*	0.35%*	17%**
2000	7.28	0.05	1.19	1.24	(0.01)	(1.63)	(1.64)	6.88	18.4%	369,346	1.03%	0.63%	45%
1999	7.35	0.04	0.38	0.42	(0.04)	(0.45)	(0.49)	7.28	6.0%	371,055	1.04%	0.49%	21%
1998	7.82	0.05	0.24	0.29	(0.05)	(0.71)	(0.76)	7.35	4.2%	466,857	1.01%	0.62%	29%
1997	7.11	0.07	1.70	1.77	(0.06)	(1.00)	(1.06)	7.82	25.0%	507,635	1.05%	0.88%	18%
1996	7.71	0.11	0.84	0.95	(0.11)	(1.44)	(1.55)	7.11	12.8%	456,868	0.99%	1.05%	29%
PENNSYLVANIA MUTUAL FUND—CONSULTANT CLASS (a)
†2001	$6.87	$(0.01)	$ 1.21	$ 1.20	$ –	$ –	$ –	$ 8.07	17.5%**	$143,720	1.73%*	(0.38)%*	17%**
2000	7.28	(0.01)	1.19	1.18	–	(1.59)	(1.59)	6.87	17.5%	128,247	1.73%	(0.07)%	45%
1999	7.34	(0.02)	0.39	0.37	–	(0.43)	(0.43)	7.28	5.3%	129,261	1.77%	(0.24)%	21%
1998	7.81	(0.01)	0.24	0.23	–	(0.70)	(0.70)	7.34	3.4%	140,042	1.74%	(0.11)%	29%
1997	7.90	0.02	0.93	0.95	(0.04)	(1.00)	(1.04)	7.81	12.0%**	151,948	1.65%*	0.29%*	18%**
ROYCE MICRO-CAP FUND—INVESTMENT CLASS
†2001	$9.78	$(0.03)	$ 2.30	$ 2.27	$ –	$ –	$ –	$12.05	23.2%**	$187,973	1.49%*	(0.58)%*	14%**
2000	9.50	(0.02)	1.58	1.56	–	(1.28)	(1.28)	9.78	16.7%	140,148	1.49%	(0.22)%	71%
1999	8.55	(0.08)	1.24	1.16	–	(0.21)	(0.21)	9.50	13.7%	111,806	1.49%	(0.72)%	24%
1998	9.40	(0.05)	(0.29)	(0.34)	(0.01)	(0.50)	(0.51)	8.55	(3.3)%	165,420	1.49%	(0.57)%	56%
1997	8.14	–	2.01	2.01	–	(0.75)	(0.75)	9.40	24.7%	199,637	1.49%	0.04%	38%
1996	7.53	(0.01)	1.17	1.16	–	(0.55)	(0.55)	8.14	15.5%	141,329	1.79%	(0.20)%	70%
ROYCE MICRO-CAP FUND—CONSULTANT CLASS (b)
†2001	$9.71	$(0.08)	$ 2.26	$ 2.18	$ –	$ –	$ –	$11.89	22.5%**	$ 1,962	2.49%*	(1.57)%*	14%**
2000	9.45	(0.11)	1.55	1.44	–	(1.18)	(1.18)	9.71	15.5%	1,610	2.49%	(1.27)%	71%
1999	8.50	(0.16)	1.23	1.07	–	(0.12)	(0.12)	9.45	12.7%	1,163	2.49%	(1.71)%	24%
1998	10.58	(0.07)	(1.50)	(1.57)	(0.01)	(0.50)	(0.51)	8.50	(14.6)%**	751	2.49%*	(1.62)%*	56%**
ROYCE TOTAL RETURN FUND
†2001	$7.77	$ 0.05	$ 1.04	$ 1.09	$(0.06)	$ –	$(0.06)	$ 8.80	14.0%**	$405,561	1.24%*	1.41%*	7%**
2000	7.15	0.16	1.18	1.34	(0.15)	(0.57)	(0.72)	7.77	19.4%	281,562	1.25%	2.08%	24%
1999	7.56	0.17	(0.07)	0.10	(0.16)	(0.35)	(0.51)	7.15	1.6%	248,448	1.25%	2.32%	39%
1998	7.52	0.15	0.20	0.35	(0.15)	(0.16)	(0.31)	7.56	4.8%	244,989	1.25%	2.75%	66%
1997	6.29	0.11	1.38	1.49	(0.11)	(0.15)	(0.26)	7.52	23.7%	120,446	1.25%	3.15%	26%
1996	5.76	0.14	1.28	1.42	(0.16)	(0.73)	(0.89)	6.29	25.5%	6,234	1.25%	2.50%	111%
ROYCE LOW-PRICED STOCK FUND
†2001	$9.35	$(0.01)	$ 2.22	$ 2.21	$ –	$ –	$ –	$11.56	23.6%**	$613,715	1.49%*	(0.18)%*	8%**
2000	8.16	–	1.93	1.93	–	(0.74)	(0.74)	9.35	24.0%	130,855	1.49%	0.04%	56%
1999	6.95	(0.03)	2.03	2.00	–	(0.79)	(0.79)	8.16	29.8%	24,530	1.49%	(0.49)%	103%
1998	6.82	(0.01)	0.17	0.16	–	(0.03)	(0.03)	6.95	2.4%	21,174	1.49%	(0.11)%	111%
1997	6.30	(0.03)	1.26	1.23	–	(0.71)	(0.71)	6.82	19.5%	18,096	1.49%	(0.47)%	99%
1996	5.62	(0.03)	1.31	1.28	–	(0.60)	(0.60)	6.30	22.8%	15,905	1.88%	(0.67)%	137%
[a]	The Class commenced operations on June 18, 1997.
[b]	The Class commenced operations on May 4, 1998.
[c]	Expense ratios are shown net of fee waivers and expense reimbursements by the adviser and/or the distributor, as applicable.
Expense ratios for each period before the waivers and reimbursements would have been: 1.03% in 1996 for Pennsylvania Mutual Fund – Investment Class; 1.98%, 2.00%, 2.02%, 1.99% and 2.00% in 2001 to 1997, respectively, for Pennsylvania Mutual Fund – Consultant Class; 1.76%, 1.82%, 1.86%, 1.81%, 1.80% and 1.87% in 2001 to 1996, respectively, for Royce Micro-Cap Fund – Investment Class; 3.62%, 3.80%, 3.99% and 4.52% in 2001 to 1998, respectively, for Royce Micro-Cap Fund – Consultant Class; 1.28%, 1.31%, 1.35%, 1.67% and 2.23% in 2000 to 1996, respectively, for Royce Total Return Fund; and 2.05%, 2.08%, 2.28%, 2.31%, 2.38% and 2.59% in 2001 to 1996, respectively, for Royce Low-Priced Stock Fund.
*	Annualized.
**	Not annualized.
†	Six months ended June 30, 2001 (unaudited).

THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001 | 53

FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets End of Period (in thousands)	Ratio of Expenses to Average Net Assets (e)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
ROYCE OPPORTUNITY FUND—INVESTMENT CLASS (a)
†2001	$ 7.78	$ 0.00	$ 1.52	$ 1.52	$ –	$ –	$ –	$ 9.30	19.5%**	$545,961	1.21%*	0.00%*	19%**
2000	7.19	–	1.40	1.40	–	(0.81)	(0.81)	7.78	19.9%	298,561	1.24%	0.00%	56%
1999	6.02	–	1.91	1.91	–	(0.74)	(0.74)	7.19	32.3%	60,399	1.46%	(0.07)%	122%
1998	5.92	(0.01)	0.29	0.28	–	(0.18)	(0.18)	6.02	4.9%	34,278	1.25%	(0.16)%	120%
1997	5.26	0.07	1.03	1.10	(0.08)	(0.36)	(0.44)	5.92	20.8%	22,244	0.99%	1.23%	77%
1996	5.00	–	0.26	0.26	–	–	–	5.26	5.2%**	17,857	0.97%*	0.83%*	1%**
ROYCE OPPORTUNITY FUND—INSTITUTIONAL SERVICE CLASS (b)
†2001	$ 7.78	$(0.01)	$ 1.51	$ 1.50	$ –	$ –	$ –	$ 9.28	19.3%**	$ 13,107	1.49%*	(0.47)%*	19%**
2000	8.12	(0.01)	0.47	0.46	–	(0.80)	(0.80)	7.78	6.0%**	1,100	1.49%*	(0.30)%*	56%**
ROYCE PREMIER FUND
†2001	$ 9.83	$ 0.01	$ 0.81	$0.82	$ –	$ –	$ –	$ 10.65	8.3%**	$773,859	1.20%*	0.19%*	16%**
2000	9.56	0.03	1.54	1.57	(0.03)	(1.27)	(1.30)	9.83	17.1%	675,653	1.20%	0.34%	40%
1999	9.14	0.01	1.00	1.01	(0.01)	(0.58)	(0.59)	9.56	11.5%	567,834	1.23%	0.11%	48%
1998	8.70	0.05	0.53	0.58	(0.05)	(0.09)	(0.14)	9.14	6.7%	568,989	1.23%	0.55%	46%
1997	7.81	0.09	1.35	1.44	(0.09)	(0.46)	(0.55)	8.70	18.4%	533,141	1.24%	1.20%	18%
1996	7.12	0.10	1.18	1.28	(0.10)	(0.49)	(0.59)	7.81	18.1%	317,024	1.25%	1.25%	34%
ROYCE TRUST & GIFTSHARES FUND—INVESTMENT CLASS
†2001	$ 9.99	$(0.04)	$ 2.01	$ 1.97	$ –	$ –	$ –	$ 11.96	19.7%**	$ 24,795	1.49%*	(0.69)%*	22%**
2000	10.10	(0.05)	1.19	1.14	–	(1.25)	(1.25)	9.99	11.7%	19,452	1.49%	(0.59)%	90%
1999	8.24	(0.04)	3.35	3.31	–	(1.45)	(1.45)	10.10	41.8%	15,474	1.49%	(0.60)%	152%
1998	6.91	(0.02)	1.37	1.35	–	(0.02)	(0.02)	8.24	19.5%	8,418	1.49%	(0.35)%	153%
1997	5.83	(0.01)	1.52	1.51	–	(0.43)	(0.43)	6.91	26.0%	3,614	1.49%	(0.32)%	64%
1996	5.01	–	1.27	1.27	–	(0.45)	(0.45)	5.83	25.6%	1,064	1.49%	(0.05)%	93%
ROYCE TRUST & GIFTSHARES FUND—CONSULTANT CLASS (c)
†2001	$ 9.76	$(0.08)	$ 1.95	$ 1.87	$ –	$ –	$ –	$ 11.63	19.2%**	$ 6,661	2.49%*	(1.69)%*	22%**
2000	9.91	(0.13)	1.14	1.01	–	(1.16)	(1.16)	9.76	10.6%	5,305	2.49%	(1.59)%	90%
1999	8.14	(0.09)	3.25	3.16	–	(1.39)	(1.39)	9.91	40.3%	3,469	2.49%	(1.60)%	152%
1998	6.88	(0.06)	1.34	1.28	–	(0.02)	(0.02)	8.14	18.5%	1,276	2.49%	(1.39)%	153%
1997	7.21	(0.01)	0.11	0.10	–	(0.43)	(0.43)	6.88	1.5%**	107	2.49%*	(1.35)%*	64%**
ROYCE SELECT FUND (d)
†2001	$147.35	$(2.19)	$26.94	$24.75	$ –	$ –	$ –	$172.10	16.8%**	$ 16,499	1.80%**	(2.94)%**	21%**
2000	141.04	(2.24)	22.38	20.14	–	(13.83)	(13.83)	147.35	15.0%	13,068	2.48%	(1.71)%	114%
1999	107.79	(2.84)	40.71	37.87	–	(4.62)	(4.62)	141.04	35.4%	9,858	4.61%	(3.94)%	136%
1998	100.00	0.06	7.79	7.85	(0.06)	-	(0.06)	107.79	7.9%**	1,090	0.00%**	0.06%**	27%**
[a]	The Fund commenced operations on November 19, 1996.
[b]	The Class commenced operations on May 23, 2000.
[c]	The Class commenced operations on September 26, 1997.
[c]	The Fund commenced operations on November 18, 1998.
[c]	Expense ratios are shown net of fee waivers and expense reimbursements by the adviser and/or the distributor, as applicable. Expense ratios for each period before the waivers and reimbursements would have been: 1.54%, 1.56% and 1.97% in 1998 to 1996, respectively, for Royce Opportunity Fund—Investment Class; 1.63% and 2.24% in 2001 and 2000 for Royce Opportunity Fund—Institutional Service Class; 1.28% in 1996 for Royce Premier Fund; 1.71%, 1.78%, 2.12%, 2.45%, 3.82% and 6.53% in 2001 to 1996, respectively, for Royce Trust & GiftShares Fund—Investment Class; 2.66%, 2.77%, 3.53%, 4.70% and 30.28% in 2001 to 1997, respectively, for Royce Trust & GiftShares Fund—Consultant Class; and 5.38% and 1.03% in 1999 and 1998, respectively, for Royce Select Fund.
*	Annualized.
**	Not annualized.
†	Six months ended June 30, 2001 (unaudited).
54 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001

NOTES TO FINANCIAL STATEMENTS (unaudited)

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

   Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Total Return Fund, Royce Low-Priced Stock Fund, Royce Opportunity Fund, Royce Premier Fund, Royce Trust & GiftShares Fund and Royce Select Fund (the “Fund” or “Funds”), are eight series of The Royce Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware business trust.

   Three funds in the series, Pennsylvania Mutual Fund, Royce Micro-Cap Fund and Royce Trust & GiftShares Fund, offer both an Investment Class and a Consultant Class of shares. Royce Opportunity Fund offers both an Investment Class and an Institutional Service Class of shares. Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and different expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Change in accounting principle:

   As required, effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discounts or premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Funds, but resulted in a $479,876 increase in cost of securities and a corresponding $479,876 decrease in net unrealized appreciation (depreciation) for Royce Total Return Fund, based on securities held by that Fund on January 1, 2001.

   The effect of this change for Royce Total Return Fund for the period ended June 30, 2001 was to increase net investment income by $128,576 and decrease net unrealized appreciation (depreciation) by $128,576. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

Valuation of investments:

   Securities listed on an exchange or on the Nasdaq National Market System (NMS) are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq NMS securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities, for which market quotations are readily available, are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Investment transactions and related investment income:

   Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:

   The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one series of the Trust are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of Trustees Fees otherwise payable. The deferred fees remain invested in certain Royce Funds until distribution in accordance with the agreement.

Taxes:

   As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.

Distributions:

   Royce Total Return Fund pays dividends from its net investment income on a quarterly basis and makes any distributions from net realized capital gains annually in December. The other Funds pay any dividends and capital gain distributions annually in December. These distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Repurchase agreements:

   The Funds enter into repurchase agreements with respect to portfolio securities solely with State Street Bank and Trust Company (“SSB&T”), the custodian of the Funds’ assets. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Security lending:

   Pennsylvania Mutual Fund loans securities to qualified institutional investors for the purpose of realizing additional income. This income is included in interest income. Collateral on all securities loaned for Pennsylvania Mutual Fund is accepted in cash and is invested temporarily, typically in money market mutual funds, by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities.

INVESTMENT ADVISER AND DISTRIBUTOR:

Investment Adviser:

   Under the Trust’s investment advisory agreements with Royce & Associates, Inc. (“Royce”), Royce is entitled to receive management and performance fees that are computed daily and payable monthly. Royce contractually committed to waive its fees and reimburse expenses to the extent necessary to maintain certain Funds’ net annual operating expense ratios at specified levels through December 31, 2001.

THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001 | 55

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

		Committed net annual operating expense ratio		Period ended June 30, 2001
	Annual contractual advisory fee as a percentage of average net assets	Investment Class	Consultant/Institutional Service Class	Net advisory fees accrued	Advisory fees waived

Pennsylvania Mutual Fund	0.78%*	N/A	N/A	$2,000,200	$ –
Royce Micro-Cap Fund	1.50%	1.49%	2.49%	965,421	215,316
Royce Total Return Fund	1.00%	1.25%	N/A	1,654,013	–
Royce Low-Priced Stock Fund	1.50%	1.49%	N/A	1,980,201	511,457
Royce Opportunity Fund	1.00%	N/A	1.49%	2,173,183	–
Royce Premier Fund	1.00%	N/A	N/A	3,515,614	–
Royce Trust & GiftShares Fund	1.00%	1.49%	2.49%	134,469	–

*Pennsylvania Mutual Fund’s fees are calculated at the annual rate of 1.0% of the first $50 million of the Fund’s average net assets, 0.875% of the next
$50 million of average net assets and 0.75% of average net assets in excess of $100 million.

   Royce is entitled to receive from Royce Select Fund a performance fee of 12.5% of the Fund’s pre-fee total return, subject to high watermark accounting. Fund shares will not bear a fee for any day on which the Fund’s pre-fee cumulative total return does not exceed its pre-fee cumulative total return as of the day on which a fee was last accrued. However, Royce will not reimburse previously accrued fees because of any negative total returns occurring after their accrual. The agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest and extraordinary expenses, will be paid by Royce. For the period ended June 30, 2001, the Fund accrued $260,032 of performance fees.

Distributor:

   Royce Fund Services, Inc. (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. The distribution agreement provides for maximum fees at the annual rate of 1.0% of each Fund’s Consultant Class average net assets and 0.25% of the average net assets of Royce Low-Priced Stock Fund, the Institutional Service Class of Royce Opportunity Fund, and the Investment Class of Royce Trust & GiftShares Fund. For the period ended June 30, 2001, RFS received 12b-1 distribution fees of $492,603 (net of voluntary waivers of $164,201), $8,828, $9,328, $3,075 (net of voluntary waivers of $23,359) and $28,731 from the Consultant Classes of Pennsylvania Mutual and Royce Micro-Cap Funds, the Institutional Service Class of Royce Opportunity Fund, the Investment Class of Royce Trust & GiftShares Fund and the Consultant Class of Royce Trust & GiftShares Fund, respectively. RFS voluntarily waived the distribution fees of $415,276 from Royce Low-Priced Stock Fund.

PURCHASES AND SALES OF INVESTMENT SECURITIES:

   For the period ended June 30, 2001, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, were as follows:

	Purchases	Sales

Pennsylvania Mutual Fund	$ 84,733,042	$109,964,712
Royce Micro-Cap Fund	25,084,563	19,958,341
Royce Total Return Fund	71,673,976	20,353,788
Royce Low-Priced Stock Fund	369,098,860	23,522,014
Royce Opportunity Fund	232,133,981	75,004,053
Royce Premier Fund	115,001,795	100,718,670
Royce Trust & GiftShares Fund	8,855,005	5,732,842
Royce Select Fund	3,930,380	2,975,222

TAX BASIS OF INVESTMENTS:

   At June 30, 2001, tax basis net unrealized appreciation was equal to the difference between aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value, as follows:

	Tax Basis Cost	Net Unrealized Appreciation	Gross Unrealized
			Appreciation	Depreciation

Pennsylvania Mutual Fund	$387,174,333	$189,141,141	$ 200,208,647	$ 11,067,506
Royce Micro-Cap Fund	142,490,252	47,767,253	54,720,679	6,953,426
Royce Total Return Fund	349,989,588	52,224,722	82,683,243	30,458,521
Royce Low-Priced Stock Fund	537,940,411	83,067,583	102,726,817	19,659,234
Royce Opportunity Fund	499,926,837	60,061,661	104,398,577	44,336,916
Royce Premier Fund	555,227,053	201,148,870	224,459,269	23,310,399
Royce Trust & GiftShares Fund	23,681,005	7,284,435	8,560,107	1,275,672
Royce Select Fund	12,952,873	3,073,241	4,109,347	1,036,106
TRANSACTIONS IN AFFILIATED COMPANIES:

   An “Affiliated Company,” as defined in the Investment Company Act of 1940, is a company in which a Fund owns 5% or more of the company’s outstanding voting securities. The following transactions were effected in shares of such companies for the period ended June 30, 2001.

		Purchases		Sales
	Affiliated Company	Shares	Cost	Shares	Cost	Realized Gain (Loss)	Dividend Income

Pennsylvania Mutual Fund	Weyco Group	–	–	–	–	–	$45,218
Royce Total Return Fund	Mueller (Paul)	–	–	–	–	–	$71,400

MERGER INFORMATION:
On October 13, 2000, Royce Total Return Fund acquired all of the assets and assumed all of the liabilities of The REvest Value Fund. Based on the opinion of counsel delivered to Royce Total Retun Fund, the acquisition, which was approved by shareholders of The REvest Value Fund on October 4, 2000, qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the Funds or their shareholders. The REvest Value Fund’s net assets of $14,219,512, including $3,001,858 of unrealized appreciation, were combined with Royce Total Return Fund for total net assets after the acquisition of $252,724,301.

56 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001

POSTSCRIPT
THE STYLE THAT WOULD BE KING

   We have always maintained that an investment approach can best be evaluated by what happens both when times are good for the stock market and when times are bad. Our belief is not based on a conviction that small-cap value will necessarily have a performance edge in every market cycle (we can only hope), but on the idea that an investment approach has to be examined through various stock market periods.

   It occurs to us, however, that investors are often presented with the idea that the market operates on two kinds of cycles—the kind that’s based on market cycle performance and the kind that’s rooted in the perception of what is working at the time. We came to this conclusion when we realized that the financial media has run a host of stories over the last six months praising value investing and lauding its practitioners. All of the attention has been gratifying. At the same time, it’s also been somewhat amusing. It was not long ago, after all, that many of the same publications were running stories on the New Economy and 25-year-old momentum-stock fund managers who asserted that the tried and true methods used to value companies were destined for the scrap heap. It’s amazing what a bear market can do—barely eighteen months have passed, and value managers have been swept out of the junkyard and ushered on to the throne, temporary rulers once again of the investment style kingdom.

   Maybe our heads are still spinning from the speed with which many value managers went from court jesters to masters of all they survey. Perhaps it’s the “once again” that makes us skeptical. We have been investing long enough to know that there’s always a Next Big Thing around the corner. Sometimes, as has been the case recently with all of the attention that value has garnered, the Next Big Thing is really The Old Thing That Just Happens to Be Working Right Now. Commentators have to talk about something, and the second-by-second pace of Internet and television stock market coverage has fostered an insatiable appetite for instant insight—something of a contradiction in terms, we suspect.

   Of course, faulty perceptions and mistaken predictions stretch back to the beginning of time—“Sure it’s OK to taste the apple, Adam. That snake wouldn’t lie.” And in many ways, value investing is predicated on poor perceptions—if not for some investors misunderstanding the worth of companies, value investors would never make money. That said, we’ll stoically endure the latest round of media coverage which insists that value investors are smarter, more talented and better looking than the competition because we know that we won’t look this smart forever. So if you see a People magazine cover story featuring “The 50 Most Beautiful Value Managers of 2001,” don’t blame us. Besides, anyone who’s seen our pictures knows that we have no chance of making the cut.

TheRoyceFunds
1414 AVENUE OF THE AMERICAS • NEW YORK, NY 10019

WEALTH OF EXPERIENCE

With approximately $5.3 billion in total assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 25 years. Charles M. Royce, our primary portfolio manager, enjoys one of the longest tenures of any active mutual fund manager. The senior staff includes four Portfolio Managers and a Managing Director, as well as eight analysts and four traders.

MULTIPLE FUNDS, COMMON FOCUS

Our goal is to offer both individual and institutional investors the best available small-cap value portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on small-company value investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

CONSISTENT DISCIPLINE

Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

CO-OWNERSHIP OF FUNDS

It is important that our employees and shareholders share a common financial goal; our officers, employees and their affiliates currently have approximately $53 million invested in The Royce Funds.

GENERAL INFORMATION Additional Report Copies and Prospectus Inquiries (800) 221-4268 SHAREHOLDER SERVICES (800) 841-1180 AUTOMATED TELEPHONE SERVICES (800) 78-ROYCE (787-6923)	ADVISOR SERVICES
For Fund Materials, Performance Updates,
Transactions or Account Inquiries
(800) 33-ROYCE (337-6923)

BROKER/DEALER SERVICES
For Fund Materials and Performance Updates
(800) 59-ROYCE (597-6923)

www.roycefunds.com funds@roycenet.com

This report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.